UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant      ☒            Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

MEDALIST DIVERSIFIED, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Medalist Diversified, Inc.

P.O. Box 8436

Richmond, Virginia 23226

Proxy Statement and Notice of Annual Meeting of Stockholders

To Be Held June 16, 2026

Dear Stockholder:

On June 16, 2026, Medalist Diversified, Inc. (the “Company”) will hold an annual meeting of stockholders (the “Annual Meeting”) at 19200 Von Karman Ave., Suite 500, Irvine, CA 92612. The Annual Meeting will begin at 10:00 AM Pacific Time. Directions to the Annual Meeting can be obtained by calling (804) 338-7708.

We are holding the Annual Meeting to:

1. Elect two Class III directors to hold office for a three-year term expiring in 2029.

The Board of Directors recommends a vote FOR the Board of Directors’ nominees.

2.	To approve, in an advisory and non-binding vote, the compensation of our named executive officers as disclosed in this Proxy Statement.

The Board of Directors recommends a vote FOR the proposal.

3.	Ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board of Directors recommends a vote FOR the proposal.

4.	To approve an amendment to the Company’s Charter related to the Company’s tax benefit preservation strategy (the “Charter Amendment”); and

The Board of Directors recommends a vote FOR the proposal.

5.	Attend to such other business as may properly come before the meeting and any adjournment or postponement thereof.

Your Board of Directors has selected April 10, 2026, as the record date for determining stockholders entitled to vote at the Annual Meeting.  This proxy statement and proxy card is being mailed to you on or about May 15, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 16, 2026. This Proxy Statement, including the notice of annual meeting, and 2025 Annual Report to Stockholders are available online at https://annualgeneralmeetings.com/mdrr2026.

Whether or not you plan to attend the Annual Meeting and vote, we urge you to have your vote recorded as early as possible. Stockholders can submit their votes by proxy by mailing the enclosed proxy card.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Holders of shares of our common stock as of the close of business on April 10, 2026, the record date for voting at the Annual Meeting, are urged to submit a universal proxy card from the Company, even if your shares were sold after such date.

Thank you for your continued support.

By Order of the Board of Directors

/s/ Francis P. Kavanaugh

Francis P. Kavanaugh, Secretary

P.O. Box 8436

Richmond, Virginia 23226

2026 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

Medalist Diversified, Inc.  is furnishing this Proxy Statement in connection with our solicitation of proxies to be voted at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). We will hold the Annual Meeting at 19200 Von Karman Ave., Suite 500, Irvine, CA 92612, on June 16, 2026 at 10:00 AM Pacific Time, and any postponements, continuations or adjournments thereof. We are providing this Proxy Statement and the enclosed proxy card to our stockholders commencing on or about May 15, 2026.

Unless the context otherwise requires or indicates, references in this Proxy Statement to “us,” “we,” “our” or “our Company” refer to Medalist Diversified, Inc., a Maryland corporation, together with our consolidated subsidiaries, including Medalist Diversified Holdings, L.P., a Delaware limited partnership, which we refer to as our “operating partnership.”

ABOUT THE PROXY STATEMENT

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and act upon the following matters:

●	Election of two Class III directors to serve for a three-year term expiring at the annual meeting of stockholders in 2029 and until their successors are elected and duly qualified;
●	Approval, in an advisory and non-binding vote, of the compensation of our named executive officers as disclosed in this Proxy Statement;
●	Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
●	Approval of an amendment to the Charter related to the Company’s tax benefit preservation strategy (the “Charter Amendment”); and
●	Such other business as may properly come before the Annual Meeting or any adjournment, continuation or postponement thereof.

What is a proxy?

A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing each of Francis P. Kavanaugh, our President and Chief Executive Officer, and C. Brent Winn, Jr., our Chief Financial Officer, as your proxy, and you are giving each of them permission to vote your shares of common stock at the Annual Meeting. The appointed proxy will vote your shares of common stock as you instruct unless you submit your proxy without instructions. In this case, they will vote FOR the Company’s director nominees in Proposal 1, FOR Proposal 2, FOR

Proposal 3, and FOR Proposal 4. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us as soon as possible, whether or not you plan on attending the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Owners of record of shares of our common stock at the close of business on April 10, 2026, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of, and vote at, the Annual Meeting.

If you hold your shares through a bank, broker or other holder of record and intend to vote in person at the Annual Meeting, you will need to provide a legal proxy from your bank, broker or other holder of record.

What are the voting rights of stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting.

How many shares are outstanding?

At the close of business on the Record Date, there were 1,428,500 shares of our common stock issued and outstanding. There are no other shares of our stock that are entitled to vote at the Annual Meeting.

What constitutes a quorum?

Stockholders holding a majority of the outstanding shares must be present at the Annual Meeting in person or by proxy to constitute a quorum for the transaction of business. Withheld votes, abstentions and broker non-votes count for purposes of determining whether a quorum is present.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Pacific Stock Transfer Company, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other holder of record as a custodian, you are a “street name” holder.

If you are a “street name” holder, you are considered the beneficial owner of shares held in street name and your broker or other holder of record is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares in person; however, in order to vote your shares in person, you must provide us with a legal proxy from your bank, broker or other stockholder of record.

How do I vote?

If you are a registered stockholder of record, meaning that your shares are registered in your name, you have five voting options. You may vote:

●	over the Internet at the web address noted on the proxy card you received (if you have access to the Internet, we encourage you to vote in this manner);
●	by email, by emailing your signed proxy card to cs@pacificstocktransfer.com;
●	by signing and dating your proxy card and mailing it in the prepaid, preaddressed envelope enclosed therewith;
●	by fax, by faxing your signed proxy card to 702-433-1979; or

●	by attending the Annual Meeting and voting in person.

If you hold your shares in “street name,” meaning that your shares are held through a bank, broker or other holder of record, you will receive voting instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted.

Can I vote my shares in person at the Annual Meeting?

If you are a “stockholder of record,” you may vote your shares in person at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, bank, trustee or other holder of record, giving you the right to vote the shares at the Annual Meeting.

What do I need to do to attend the Annual Meeting?

Proof of stock ownership and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual Meeting in person. If you have questions about attending the Annual Meeting and voting in person, you may contact us at (804) 338-7708. Only stockholders who owned our common stock as of the close of business on April 10, 2026 are entitled to attend the Annual Meeting.

●	If your shares are registered in your name and you owned our common stock as of the close of business on April 10, 2026, you only need to provide some form of government-issued photo identification for admission.
●	If your shares are held in “street name,” meaning that your shares are held through a bank, broker or other holder of record, contact your bank, broker or other holder of record to obtain a written legal proxy in order to vote your shares at the Annual Meeting. If you do not obtain a legal proxy from your bank, broker or other holder of record, you will not be entitled to vote your shares, but you can still attend the Annual Meeting if you bring a recent bank or brokerage statement showing that you owned shares of our common stock on April 10, 2026.

Can I change my vote after I have mailed in my proxy card?

You may change your vote or revoke your proxy before the polls close at the Annual Meeting by doing one of the following:

●	by sending a written notice of revocation to our Secretary at our principal executive office at P.O. Box 8436, Richmond, Virginia 23226 so it is received prior to the Annual Meeting, stating that you revoke your proxy;
●	by signing a later-dated proxy card and submitting it so it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card; or
●	by attending the Annual Meeting and voting your shares in person.

Please note, however, that if your shares are held in street name and you wish to revoke a proxy, you may need to contact your bank, broker or other holder of record to change any prior voting instructions.

How may I vote for each proposal?

Proposal 1 — You may vote for or withhold from voting for each individual nominee.

Proposal 2 — You may vote for, against or abstain from voting to approve, in an advisory and non-binding vote, the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal 3 — You may vote for, against or abstain from voting to ratify the appointment of Cherry Bekaert LLP as our independent registered public accountants for the fiscal year ending December 31, 2026.

Proposal 4 — You may vote for, against or abstain from voting on the Charter Amendment.

What are the Board of Director’s recommendations on how I should vote my shares?

Proposal 1 — For the Board of Directors’ nominees for election as Class III directors.

Proposal 2 — For the proposal to approve, in an advisory and non-binding vote, the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal 3 — For the proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 4 — For the Charter Amendment.

How many candidates can be elected as directors as the Annual Meeting?

Two Class III directors may be elected to the Board of Directors at the Annual Meeting. The nominees receiving the greatest number of “FOR” votes will be elected as a director, even if the number of votes received is less than a majority of the votes present at the Annual Meeting.

Assuming a quorum is present at the Annual Meeting, what vote is required to approve each item?

Assuming a quorum is present at the Annual Meeting, what vote is required to approve each item?
Proposal Number	Subject	Vote Required	Impact of Withhold and Abstain Votes and Broker Non-Votes, if any

1	Election of Directors

The directors will be elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of “FOR” votes will be elected as a director, even if the number of votes received is less than a majority of the votes present at the Annual Meeting.

Withhold votes and broker non-votes will not count as votes cast on the proposal and will not affect the outcome of the vote but will be considered “present” for the purpose of determining a quorum.

2	Advisory, Non-Binding Approval of Compensation of our Named Executive Officers	A majority of the votes cast.	Abstentions and any broker non-votes will not count as votes cast on the proposal and will not affect the outcome of the vote but will be considered “present” for the purpose of determining a quorum.

3	Ratification of Appointment of Independent Auditors	A majority of the votes cast.	Abstentions and any broker non-votes will not count as votes cast on the proposal and will not affect the outcome of the vote but will be considered “present” for the purpose of determining a quorum.

4	Charter Amendment	A majority of the votes entitled to be cast.	Abstentions and broker non-votes will have the same effect as votes against the proposal, but will be considered "present" for the purpose of determining a quorum.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our Charter.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card from the Company, it means that you have multiple accounts with our transfer agent and/or with a broker, bank or other holder of record. You will need to vote separately with respect to each proxy card you received. Please vote all of the shares you own.

What if I authorize a proxy without specifying a choice on any given matter at the Annual Meeting?

If you are a stockholder of record as of the Record Date and you authorize a proxy (whether by Internet, mail or otherwise) without specifying a choice on any given matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board of Director’s recommendation on that matter. If you are a stockholder of record as of the Record Date and you fail to authorize a proxy or vote in person at the Annual Meeting, assuming that a quorum is present at the Annual Meeting, it will have no effect on the result of the vote on any matters to be considered at the Annual Meeting.

What if I hold my shares through a broker, bank or other holder of record?

If you hold your shares through a broker, bank or other holder of record, under the rules of the Nasdaq Capital Market, your broker or other holder of record may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal. A “broker non-vote” results when a broker, bank or other holder of record properly executes and returns a proxy but indicates that the holder of record is not voting with respect to a particular matter because the holder of record has not received voting instructions from the beneficial owner. A broker non-vote is not considered a vote cast on a proposal; however, shares for which a properly-executed broker non-vote is delivered will be counted as present for purposes of determining whether a quorum is present.

Because a withhold vote or an abstention is not a vote cast, if you instruct your proxy or broker to “withhold authority” or “abstain” on any matter, it will have no effect on the vote on any of the matters to be considered at the Annual Meeting. However, your shares will still be counted as present for purposes of determining whether a quorum is present.

What if I return my proxy card sent by the Company but do not provide voting instructions?

If you return a signed proxy card but do not provide voting instructions, your shares will be voted as follows:

Proposal 1 — For the Company’s nominees for election as Class II directors.

Proposal 2 — For the proposal to approve, in an advisory and non-binding vote, the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal 3 — For the proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 4 — For the Charter Amendment.

What happens if additional matters are presented at the Annual Meeting?

We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the Annual Meeting. If other matters requiring a vote do arise, the person named as proxy will have the discretion to vote on those matters for you.

Who will count the votes?

A representative of our transfer agent, Pacific Stock Transfer Company, will act as the inspector of election and will tabulate votes.

Who pays the cost of this proxy solicitation?

We will pay all of the costs of soliciting the Company’s proxies. Proxies may be solicited on our behalf in person or by telephone, mail or electronic transmission by our directors, officers or employees, who will receive no additional compensation for such solicitation. In addition, proxies may be solicited on our behalf by Morrow Sodali LLC (“Morrow Sodali”), who we have retained to assist in the solicitation of proxies. Morrow Sodali will receive a fee of  up to $10,000 plus reasonable out-of-pocket expenses for its services. Morrow Sodali estimates that approximately 20 of its employees will assist in the Company’s proxy solicitation. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Our aggregate expenses in connection with our solicitation of proxies, excluding normal expenses related to a non-contested solicitation of proxies and excluding salaries and wages of our officers and regular employees, are expected to aggregate to approximately $20,000, of which approximately $5,000 has been spent to date.

How do I submit a stockholder proposal for inclusion in the proxy materials for next year’s annual meeting, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), we must receive written notice of the proposal at our executive offices no earlier than December 16, 2026 and no later than 5:00 PM, Eastern Time, on January 15, 2027.  In order for a stockholder proposal to be properly submitted for inclusion in our proxy statement for the 2027 Annual Meeting, we must receive written notice of the proposal at our executive offices no later than 5:00 PM, Eastern Time, on January 15, 2027. However, if we hold the 2027 Annual Meeting before May 17, 2027 or after July 16, 2027, stockholders must submit proposals (a) no earlier than 150 days prior to the 2026 Annual Meeting date, and (b) no later than 5:00 PM, Eastern Time, on the later of (i) 120 days prior to the 2027 Annual Meeting date or (ii) ten (10) days after public announcement of the 2027 Annual Meeting date. Stockholders intending to solicit proxies for the 2027 Annual Meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19,  2027, or if the 2027 Annual Meeting is more than 30 days before or after June 16, 2027, then no later than the later of 60 days prior to the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. All proposals must contain the information specified in, and otherwise comply with, our Bylaws. Proposals should be sent via registered, certified or express mail to: P.O. Box 8436, Richmond, Virginia 23226, Attention: Francis P. Kavanaugh, Secretary.

If I share my residence with another stockholder, how many copies of the 2025 Annual Report and Proxy Statement should I receive?

We are sending only a single set of the 2025 Annual Report and Proxy Statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and is permitted by rules adopted by the Securities and Exchange Commission (“SEC”). This practice reduces the volume of duplicate information received at your household and helps us to reduce costs. Each stockholder will continue to receive a separate proxy card. We will deliver promptly, upon written request or oral request to the address or telephone number set forth below, a separate copy of the 2025 Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of the documents were previously delivered. If you received a single set of these documents for your household for this year, but you would prefer to receive your own copy, you may direct requests for separate copies in the future to the following address: P.O. Box 8436, Richmond, Virginia 23226, Attention: Francis P. Kavanaugh, Secretary, or by calling 804-338-7708. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

What if I consent to have one set of materials mailed now but change my mind later?

You may withdraw your householding consent at any time by contacting us at the address or telephone number provided above. We will begin sending separate copies of stockholder communications to you within 30 days of receipt of your instructions.

The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting us at the address provided above.

Other Information

Our 2025 Annual Report accompanies this Proxy Statement. However, the Annual Report forms no part of the material for the solicitation of proxies.

PROPOSAL NO. 1. ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors shall be fixed by a majority of the Board of Directors, provided that there shall never be less than the minimum number required by Maryland law, nor more than 15. On December 28, 2023, the Board of Directors approved a resolution to elect for the Company to be subject to Section 3-803 of Subtitle 8 of the Title 3 of the Maryland General Corporation Law. As a result of this election, the Board of Directors is classified into three separate classes of directors. The term of office of one of the three classes of directors expires each year, and each class is elected for a three-year term.

The Board of Directors has fixed the number of directors at five. The Board of Directors, upon the recommendation of its nominating and corporate governance committee, has nominated our Class III directors—Francis P. Kavanaugh and Neil Farmer —for election at the Annual Meeting for a three-year term to expire at the annual meeting of stockholders in 2029 and until their successors are elected and qualified. Mr. Kavanaugh was appointed to our Board of Directors as a Class III director on May 24, 2023.  Mr. Farmer was appointed to our Board of Directors on April 28, 2017, and was classified as a Class III director by our Board of Directors on December 8, 2023.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE BOARD OF DIRECTORS’ NOMINEES NAMED IN PROPOSAL NO. 1.

It is the intention of the proxy holders named in the enclosed proxy, in the absence of a contrary direction, to vote for the election of the Company’s nominees named in Proposal No. 1. Should any of the Company’s nominees become unable or refuse to accept nomination or election as a director, the persons named as proxies intend to vote for the election of such other person as the nominating and corporate governance committee may recommend. The Board of Directors knows of no reason why the Company’s nominees might be unable or refuse to accept nomination or election. There is no family relationship between any director or executive of the Company.

Nominees for Election

Francis P. Kavanaugh, President and Chief Executive Officer, Secretary and Treasurer.  Mr. Kavanaugh, age 66, is our President and Chief Executive Officer, Secretary and Treasurer. Mr. Kavanaugh has served as our President and Chief Executive Officer since October 19, 2023.  He was appointed to our Board of Directors as a Class III director on May 24, 2023 and his current term expires at the 2026 annual meeting. Mr. Kavanaugh is the co-founder of Fort Ashford Funds, LLC, a privately held investment firm, and has served as its Managing Director since its inception in 2004. Mr. Kavanaugh received his B.S. in Information and Computer Science from the University of California Irvine in 1985 and his MBA from Pepperdine University in 2003. Mr. Kavanaugh has more than 30 years of diverse experience in real estate investment, business restructuring and operational leadership. He has been actively involved with the restructuring of over 20 businesses in the public and private sectors and is adept at navigating complexity and implementing strategic changes. The Board of Directors believe Mr. Kavanaugh’s experience significantly contributes to the Company, especially with respect to his strong operational leadership and vision for strategic changes and make him a valuable member of the Board of Directors.

Neil P. Farmer, Lead Independent Director and Independent Director.  Mr. Farmer, age 69, is an independent Class III director who was appointed to our Board of Directors on April 28, 2017 and his current term expires at the 2026 annual meeting. Mr. Farmer founded Farmer Properties, Inc., a real estate development firm located in Richmond, Virginia in 1983. Mr. Farmer has served as the President of Farmer Properties since its founding, with responsibility over the entirety of its real estate development business. He received his B.A. in Government and Foreign Affairs from Hampden-Sydney College in 1978. Mr. Farmer has been in the commercial real estate and residential real estate business for over 30 years, and the Company’s Board believes he provides the Company with real estate expertise gained in his career, especially with regard to renovations and large capital projects.

Directors Continuing in Office

Marc Carlson, Independent Director. Mr. Carlson, age 65, is an independent Class II director who was appointed to our Board of Directors on January 30, 2025.  His current term expires at the 2028 annual meeting. Mr. Carlson is the

Managing Director of 3 Points Partners, a position he has held since 2010, serving as a CEO advisor, coach and board member to several technology companies.  Since 2023, he has also served as a member of the board of directors and a senior advisor to the Krach Institute for Technology Diplomacy at Purdue University.  Mr. Carlson served as a senior advisor to the Under Secretary of State for the Economy, Energy and Environment from 2019 – 2021.  From 2011 until 2018, Mr. Carlson was the Vice President of Enterprise Sales and the Chief Customer officer of Docusign.  Prior to Docusign, Mr. Carlson served as the CEO of Microposite, a clean technology materials business, and was an early employee of Ariba (now SAP).  Mr. Carlson has extensive personal real estate investment experience and manages a multi-state portfolio of industrial, medical and land investments.  The Company’s Board believes his broad experience in technology and real estate makes Mr. Carlson a valuable addition to our Board of Directors.

Emanuel D. Neuman, Independent Director.  Mr. Neuman, age 46, is an independent Class II director who was appointed to our Board of Directors on July 19, 2023. His current term expires at the 2028 annual meeting.  Mr. Neuman co-founded Spandrel Development Partners in 2013, where he currently leads the firm’s investment strategy, capital markets, deal structuring and strategic growth initiatives. From 2008 to 2012, he was the co-portfolio manager at Unterberg Capital LLC, a long-only investment fund, and from 2005 to 2008, he was a Vice President in the investment banking division of Collins Stewart, LLC, where he led the origination, execution and marketing of a wide range of public and private equity offerings and merger and acquisition transactions.  Mr. Neuman received his B.S. in Accounting from Babson College in 2002.  Mr. Neuman has 20 years of investment banking, investment management and real estate development experience, and management believes this experience makes Mr. Neuman a valuable addition to our Board of Directors.

David Lunin, Independent Director. Mr. Lunin, age 45, is an independent Class I director who was appointed to our Board on September 19, 2023.  His current term expires at the 2027 annual meeting.  Mr. Lunin has served as the Executive Vice President and Chief Financial Officer of Calumet, Inc., a specialty product and renewable fuel producer, since 2023.  Prior to joining Calumet, Mr. Lunin was a Managing Director at Goldman Sachs from 2010 to 2023, where he held various investment banking roles with a focus on executing mergers & acquisitions and capital markets transactions.  He is a graduate of George Washington University with a Bachelor's degree in Business Administration. He also holds an MA in Applied Economics from Johns Hopkins University and an MBA from Columbia Business School. The Company’s Board believes that Mr. Lunin’s capital markets and investment banking experience and his experience as the Chief Financial Officer of a publicly traded company make Mr. Lunin a valuable addition to our Board of Directors.

Board of Directors and Committees

We operate under the direction of our Board of Directors. Our Board of Directors is responsible for the management and control of our affairs.

Our directors must perform their duties in good faith and in a manner each director reasonably believes to be in our best interests. Further, our directors must act with such care as an ordinarily prudent person in a like position would use under similar circumstances. However, our directors and executive officers are not required to devote all of their time to our business and must only devote such time to our affairs as their duties may require. We do not expect that our directors will be required to devote a substantial portion of their time to us in discharging their duties.

We have five directors, four of whom our Board of Directors has determined are independent directors under standards established by the SEC and Nasdaq.

Although our Board of Directors may increase or decrease the number of directors, a decrease may not have the effect of shortening the term of any incumbent director. Any director may resign at any time or may be removed only for cause, and then only by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called to remove a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors, or the death, resignation, removal, adjudicated incompetence or other incapacity of a director, may be filled only by a vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies or until such director’s earlier death, resignation or removal.

In addition to meetings of the various committees of our Board of Directors, which committees we describe below, we expect our directors to hold at least four regular board meetings each year.

The Board of Directors held seven meetings during 2025. The Board of Directors currently has a standing audit committee, compensation committee, nominating and corporate governance committee and acquisition committee. The directors who currently serve on these committees and the Chairman of these committees as of the date of this Proxy Statement are set forth below:

Board Member	Audit	Compensation	Nominating	Acquisition	Board
Francis P. Kavanaugh					Chairman
Marc Carlson		X	X	X	X
Neil P. Farmer	X	Chairman	X	X	Lead Independent Director
David Lunin	Chairman	X			X
Emanuel D. Neuman	X	X	Chairman	Chairman	X

Each incumbent director attended more than 75% of the aggregate total number of Board of Directors meetings and meetings of committees on which he served during fiscal year 2025. Our corporate governance guidelines provide that directors are expected to attend our annual meeting of stockholders. All of our then-serving directors attended the 2025 annual meeting of stockholders.

Board of Directors Committees

Our board of directors has established a standing audit committee, compensation committee nominating and corporate governance committee and acquisition committee. Each of these committees has a charter under which it operates. These charters may be accessed on the Company’s website (http://www.medalistdst.com) by scrolling to the bottom of the page and clicking on “Corporate Responsibility” and then scrolling to “Governance Documents.” The principal functions of these committees are briefly described below. Our Board of Directors may from time to time establish other committees to facilitate our management.

Audit Committee

The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee’s primary functions are:

●	to evaluate and approve the services and fees of our independent registered public accounting firm;
●	to periodically review the auditors’ independence; and
●	to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, management’s system of internal controls and the audit and financial reporting process.

The audit committee also considers and approves the audit and non-audit services and fees provided by the independent public accountants and administers the Company’s policies, including our (a) Related Person Transaction Policy, (b) Code of Business Conduct and Ethics, (c) Code of Ethics for Senior Executives and Financial Officers and (d) Whistleblower Policy.

As of the date of this Proxy Statement, the audit committee is comprised of three independent directors. David Lunin is the chairman of the audit committee, and he is joined by Neil P. Farmer and Emanuel D. Neuman as members of the audit committee. Our Board of Directors has determined that all current members of the audit committee are, and all members of the audit committee during fiscal year 2025 were, independent under standards established by the SEC and Nasdaq. Our Board of Directors has determined that David Lunin qualifies as an “audit committee financial expert,” as that term is defined by the applicable SEC regulations and Nasdaq corporate governance listing standards.

The audit committee held five meetings during fiscal year 2025.

Compensation Committee

Our compensation committee consists of four independent directors, and our compensation committee charter details the principal functions of the compensation committee. These functions include:

●	reviewing and approving the compensation, if any, of all of our executive officers;
●	reviewing our executive compensation policies and plans;
●	implementing and administering our incentive compensation equity-based remuneration plans, if any;
●	assisting management in complying with our executive compensation disclosure requirements; and
●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee has the authority to delegate certain of its responsibilities to a compensation consultant, legal counsel or other advisor. To date, the compensation committee has not delegated any of its responsibilities to such outside advisors.  Our Chief Executive Officer (CEO) plays a role in the compensation-setting process for executive officers other than himself.  The CEO provides the compensation committee with compensation recommendations for other executive officers, which the compensation committee considers in its deliberations.  The compensation committee, however, makes all final decisions regarding executive compensation independently, without members of management present.

The compensation committee also considers and administers the Company’s Clawback Policy.

Neil P. Farmer is the chairman of the compensation committee, and he is joined by Marc Carlson, David Lunin and Emanuel D. Neuman as members of the compensation committee. Our Board of Directors has determined that all current members of the compensation committee are, and all members of the compensation committee during fiscal year 2025 were, independent under the standards established by the SEC and Nasdaq.

The compensation committee did not conduct any formal meetings during fiscal year 2025 and approved its actions through unanimous written consents in lieu of a meeting.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of five independent directors, and our nominating and corporate governance committee charter details the principal functions of the nominating and corporate governance committee. The nominating and corporate governance committee’s principal duties include identifying individuals qualified to become members of our Board of Directors. Typically, director nominees are identified by members of the Board of Directors or management using their business networks. The Board of Directors has not established any specific minimum qualifications that a director candidate must meet in order to be nominated to the Board of Directors. Instead, when evaluating such individuals, the nominating and corporate governance committee considers a variety of factors including (a) whether each such nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of the business and affairs of our Company, and (b) the nominee’s reputation for honesty and ethical conduct in his or her personal and professional activities. Additional factors which the nominating and corporate governance committee consider include a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, age, potential conflicts of interest, material relationships with our Company and independence from management and our Company. The nominating and corporate governance committee may also seek to have the Board of Directors consist of directors with diverse backgrounds and experience.

The nominating and corporate governance committee will evaluate director recommendations from stockholders that are submitted in writing to the Secretary at P.O. Box 8436, Richmond, Virginia 23226. Director candidates recommended by stockholders will be considered on the same basis as director candidates referred from other sources. While there are no formal procedures for stockholders to submit recommendations for director candidates, written recommendations of director candidates should include the name, address and telephone number of the candidate, as well as a brief statement of the candidate’s qualifications to serve as a director.

The nominating and corporate governance committee’s other principal duties include the following:

●	identifying and recommending to our full Board of Directors qualified candidates for election as directors and recommending nominees for election as directors at the Annual Meeting of stockholders;
●	developing and recommending to our Board of Directors’ corporate governance guidelines and implementing and monitoring such guidelines;
●	reviewing and making recommendations on matters involving the general operation of our Board of Directors, including board size and composition, and committee composition and structure;
●	recommending to our Board of Directors’ nominees for each committee of our Board of Directors;
●	annually facilitating the assessment of our Board of Directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and the Nasdaq Capital Market or another national exchange’s corporate governance listing standards, if applicable; and
●	overseeing our Board of Directors’ evaluation of management.

Emanuel D. Neuman is the chairman of the nominating and corporate governance committee, and he is joined by Neil P. Farmer and Marc Carlson as members of the nominating and corporate governance committee. Our Board of Directors has determined that all current members of the nominating and governance committee are, and all members of the nominating and governance committee during fiscal year 2025 were, independent under the standards established by the SEC and Nasdaq.

The nominating and governance committee did not conduct any formal meetings during fiscal year 2025 and approved its actions through unanimous written consents in lieu of a meeting.

Acquisition Committee

The acquisition committee establishes guidelines for acquisitions and dispositions to be presented to our Board of Directors and leads the Board of Directors in its review of potential acquisitions and dispositions presented by management. The acquisition committee evaluates and approves acquisitions and dispositions with an equity investment of more than $10 million and leads the Board of Directors in its review of acquisitions and dispositions that require approval by the Board of Directors. The acquisition committee makes recommendations to the Board of Directors and senior management regarding potential acquisitions and dispositions and reviews due diligence reports prepared by management conducted on all potential acquisitions.

Emanuel D. Neuman is the chairman of the acquisition committee, and he is joined by Neil P. Farmer and Marc Carlson as members of the acquisition committee.

The acquisition committee did not meet during fiscal year 2025 and approved its actions through unanimous written consents in lieu of a meeting.

Director Independence

Our Board of Directors currently consists of five members. A majority of the members of our Board of Directors are, and were during fiscal year 2025, independent under the Nasdaq Capital Market Listing Standards. Our Board of Directors has concluded that the following four directors are independent under the Nasdaq Capital Market Listing Standards: Marc Carlson, Neil P. Farmer, David Lunin and Emanuel D. Neuman. The Board of Directors has determined that Francis P. Kavanaugh, our President and Chief Executive Officer, does not qualify as independent. All directors serving during fiscal year 2025, other than Francis P. Kavanaugh, were independent of the Company under the Nasdaq Capital Market Listing Standards.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the entire Board of Directors or any member of the Board of Directors by addressing correspondence to the Board of Directors or to the individual director and sending such communication to the Secretary at P.O. Box 8436, Richmond, Virginia 23226. All communications addressed to the Board of Directors will be forwarded to the Chairman of the Board of Directors, and all communications addressed to an individual director will be forwarded to such individual director.

Audit Committee Report

In connection with the preparation and filing of Medalist Diversified, Inc. ’s (“Medalist”), annual report on Form 10-K for the year ended December 31, 2025, or the annual report:

●	The audit committee of the Board of Directors of Medalist, or the audit committee, has reviewed and discussed the audited consolidated financial statements to be included in the 2025 Annual Report with Medalist’s management and Cherry Bekaert LLP, the Company’s independent registered public accounting firm;

●	The audit committee has discussed with Medalist’s independent registered public accounting firm, Cherry Bekaert LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

●	The audit committee has received the written disclosures and the letter from Cherry Bekaert LLP required by applicable requirements of the PCAOB regarding Cherry Bekaert LLP’s communications with the audit committee concerning independence, and has discussed with Cherry Bekaert LLP the independence of Cherry Bekaert LLP; and

●	Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors of Medalist that the audited financial statements be included in Medalist’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The audit committee has provided this report. This report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent Medalist specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors:
David Lunin, Chairman
Neil P. Farmer, Member

Emanuel D. Neuman, Member

Board Leadership Structure

The Company’s Corporate Governance Guidelines do not require the role of the Chairman of the Board of Directors and Chief Executive Officer to be separated. If the Chairman of the Board of Directors is not an independent director, our corporate governance guidelines require the appointment of a lead independent director.

On June 26, 2024, the Board of Directors appointed Mr. Kavanaugh as our Chairman of the Board of Directors. As Chairman of our Board of Directors, Mr. Kavanaugh is responsible for leading Board of Directors meetings and meetings of stockholders, generally setting the agendas for Board of Directors meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. As Chief Executive Officer, Mr. Kavanaugh manages our business under the direction of the Board of Directors and implements our policies as determined by the Board of Directors. Since Mr. Kavanaugh is not independent, the Board of Directors has designated Neil P. Farmer as the lead independent director of the Board of Directors. When the Chairman of the Board of Directors is not an independent director, the Board of Directors believes that having a lead independent director enhances the Board of Directors’ oversight of the Company’s business, management and strategy. The lead independent director’s duties include coordinating the activities of the independent directors, coordinating the agenda for and moderating sessions of the independent directors and other non-management directors, and facilitating communications between the other members of the Board of Directors. In general, the lead independent director helps to promote communication and effective relationships among the independent directors and the Chief Executive Officer and build consensus among directors.

The Company believes that having a combined Chairman of the Board of Directors and Chief Executive Officer, as well as having a lead independent director and four standing committees composed solely of independent directors, is currently in the best interests of the Company and its stockholders. The Company believes this structure demonstrates clear leadership to our employees, stockholders and other interested parties and eliminates the potential for redundancies and confusion. The lead independent director protects the role of the independent directors by providing leadership to the independent directors and working closely with the Chief Executive Officer and Chairman of the Board of Directors.

Role of our Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from the four standing committees, our audit committee, our compensation committee, our nominating and corporate governance committee and our acquisition committee, each of which addresses risks specific to its respective areas of oversight. In particular, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management takes to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. Our nominating and corporate governance committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of our corporate governance guidelines, including whether such guidelines are successful in preventing illegal or improper liability-creating conduct. Our acquisition committee works with management to assess all risks with investments that fall within specified investment guidelines. All committees report to the full Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise level risk. In addition, the Board of Directors receives detailed regular reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.

Corporate Governance Documents

Code of Ethics

We have adopted a Code of Business Conduct and Ethics within the meaning of Item 406(b) of Regulation S-K, which sets forth the basic principles and guidelines for resolving various legal and ethical questions that may arise in the workplace and in the conduct of our business. We have also adopted a Code of Ethics for Senior Executives and Financial Officers.

Insider Trading Policy

We have adopted an Insider Trading Policy within the meaning of Item 408(b) of Regulation S-K, which contains policies and procedures governing the purchase, sale and/or other dispositions of our securities by our directors, officers or other employees, as further described below under Limitations on Hedging.

Whistleblower Policy

We have adopted a Whistleblower Policy within the meaning of Section 301(4) of the Sarbanes-Oxley Act of 2002 (“SOX”) that establishes procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Related Person Transaction Policy

We have adopted a Related Person Transaction Policy within the meaning of Item 404 of Regulation S-K to help assure that any transactions between the Company and its directors, executive officers or other closely affiliated persons or entities are entered into only when in the best interests of the Company and only on terms which would normally be agreed upon in an arms-length transaction.

PROPOSAL NO. 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires us to enable our stockholders to vote to approve, on an advisory (non-binding) basis, the 2026 compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal is commonly known as a “say-on-pay” proposal. The compensation of our named executive officers as disclosed in this Proxy Statement includes the disclosure under “Executive Officer and Director Compensation”, the compensation tables and other narrative executive compensation disclosure in this Proxy Statement, as required by Section 14A of the Securities Exchange Act. .

Accordingly, the following advisory and non-binding resolution will be presented to our stockholders at the Annual Meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Officer and Director Compensation,” the compensation tables and the related narrative disclosure.

This vote is advisory and not binding on the Company, the Board or the compensation committee. However, the Board and the compensation committee value the opinions of our stockholders and will consider the outcome of this advisory vote when consider future executive compensation decisions. We anticipate that the next vote on a say-on-pay proposal will occur at the 2027 annual meeting of stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL NO. 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 1, 2026, the audit committee approved the appointment of Cherry Bekaert LLP to serve as our Company’s independent public accounting firm for the fiscal year ending December 31, 2026.

We are asking our stockholders to ratify the appointment of Cherry Bekaert LLP as our independent registered public accountants for our fiscal year ending December 31, 2026. Cherry Bekaert LLP has served as our independent registered public accountants since 2017. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the appointment of Cherry Bekaert LLP to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the audit committee will review its future selection of its independent registered public accounting firm in light of that result. Even if the appointment is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and its stockholders. A representative of Cherry Bekaert LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Principal Accountant Fees

The following table presents the aggregate fees billed by Cherry Bekaert LLP for each of the services listed below for the fiscal years ended December 31, 2024 and 2025.

	2025	2024
Audit Fees(1)	$315,542	$212,012
Audit-Related Fees(2)	5,250	—
Tax Fees(3)	53,260	90,826
Total	$374,052	$302,838

(1)

Audit fees consist of the aggregate fees billed for professional services rendered by Cherry Bekaert LLP and its affiliates in connection with its audit of our consolidated financial statements, and certain additional services associated with our public equity offerings, including reviewing registration statements and the issuance of comfort letters and consents.

(2)

Audit-related fees consist of the aggregate fees billed for professional services rendered by Cherry Bekaert LLP and its affiliates in connection with audits required in connection with property acquisitions.

(3)	Tax preparation fees consist of the aggregate fees billed for professional services rendered by Cherry Bekaert LLP and its affiliates in connection with the preparation of tax returns for the Company.

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that public company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X are met. The audit committee charter provides guidelines for the pre-approval of independent auditor services, including audit, audit-related, tax and other permitted non-audit services.  The Committee also reviews and, if appropriate, separately approves any individual engagements that are not pre-approved under the general policy. The Committee receives and reviews detailed reports from management and the independent auditor regarding the nature and scope of services provided to the Company. The Audit Fees, Audit-Related Fees and the Tax Fees detailed above were approved by the audit committee.

PROPOSAL NO. 4

APPROVAL OF THE AMENDMENT TO THE MEDALIST DIVERSIFIED, INC.

CHARTER

We are asking our stockholders to approve the Amendment to our Charter (the “Charter Amendment”) to impose certain restrictions on transfers of our common stock, which could otherwise adversely affect our ability to use available net operating losses (“NOLs”) and net capital losses (“NCLs”). On May 1, 2026, our board of directors declared advisable and approved, subject to the approval of our stockholders, the Charter Amendment, as part of our tax benefit preservation strategy.

If our stockholders do not approve the Charter Amendment, the Charter Amendment will not become effective and the charter of the company shall remain in effect, as unamended.

Background and Purpose of the Charter Amendment

We have available NOLs and NCLs to offset our future taxable income. NOLs and NCLs benefit us by offsetting future taxable income, if any, dollar-for-dollar (subject to certain limitations) and thereby eliminating the U.S. federal corporate income tax on such income. The benefit of the NOLs and NCLs can be reduced or eliminated if we undergo an ownership change, or “Ownership Change”, as defined in the Internal Revenue Code of 1986 (the “Code”). Generally, an Ownership Change could occur if, at any time, one or more 4.9-Percent Shareholders (as defined in the Charter Amendment) have aggregate increases in their ownership in the corporation of more than 50 percentage points looking back over the relevant testing period, which can occur as a result of acquisitions and certain dispositions of common stock by 4.9-Percent Shareholders. A 4.9-Percent Shareholder generally includes any person that has owned 4.9% or more of the company at any point during the relevant testing period. Our board believes that it is in the best interests of our company and our stockholders to adopt provisions in our Charter that are designed, subject to certain exceptions, to restrict direct and indirect acquisitions of our equity securities if such transactions will increase the number of persons who are a 4.9-Percent Shareholder or increase the ownership of such 4.9-Percent Shareholder because doing so will mitigate the possibility that an Ownership Change will occur and better allow us to confirm that no Ownership Change has occurred.

Our NOLs and NCLs and a Description of Section 382 and Section 383

We have NOLs that are expected to offset a substantial portion of any future taxable income and gain. Therefore, we believe the preservation of such NOLs and NCLs is critical to minimizing our U.S. federal income tax liability. We also may recognize losses and deductions ("built-in losses") in future years with respect to assets whose value currently exceeds our tax basis in such assets. Sections 382 and 383 of the Code impose significant limitations on the ability of a corporation to use its NOLs and NCLs to offset income in circumstances where such corporation has experienced an Ownership Change. Those sections may also limit our ability to use any built-in losses recognized within five years of any such Ownership Change. Generally, there is an Ownership Change if, at any time, one or more 5-percent shareholders (as defined in the Code) have aggregate increases in their ownership in the corporation of more than 50 percentage points looking back over the relevant testing period. The relevant testing period is generally the prior three-year period, but the testing period generally does not begin before the first year in which a NOL or NCL was generated, unless the corporation has a net unrealized built-in loss at the time of an Ownership Change. We currently have a net unrealized built-in loss. The principal reason for adopting the Charter Amendment is to reduce the number of persons who are a 4.9-Percent Shareholder or limit the increase of ownership of such 4.9-Percent Shareholders because doing so will mitigate the possibility that an Ownership Change will occur and better allow us to confirm that no Ownership Change has occurred.

Anti-Takeover Effects

You should be aware that the Charter Amendment may have anti-takeover effects in that, subject to the limitations set forth below, it will restrict the ability of a person, entity or group to accumulate our common stock such that they become a 4.9-Percent Shareholder. Although the Charter Amendment is designed as a protective measure to preserve and protect our NOLs, NCLs and certain other tax attributes, the Charter Amendment may, if our board does not grant an exemption, have the effect of impeding or discouraging an acquisition of common stock tender offer or other transaction, even if such a transaction may be favorable to the interests of some or all of our stockholders. This might prevent our common stockholders from realizing an opportunity to sell all or a portion of their shares of our stock at higher than market prices.

In addition, the Charter Amendment may impede the assumption of control by a holder of a large block of common stock and the removal of incumbent directors and management, even if such removal may be beneficial to all of our stockholders.

The Charter Amendment is not in response to any effort that we are aware of to accumulate our common stock or to obtain control of our company. Our board of directors considers the Charter Amendment to be reasonable and in the best interests of our company because the Charter Amendment reduces certain of the risks that we will be unable to fully utilize our available NOLs, NCLs and certain other tax attributes. In the judgment of our board of directors, the fundamental importance to us of maintaining the availability of the NOLs, NCLs and certain other tax attributes is a more significant consideration than any indirect anti-takeover effect the Charter Amendment may have.

Possible Effects on Liquidity

The Charter Amendment will restrict a stockholder's ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder's ability to dispose of such stockholder's stock may be restricted as a result of the Charter Amendment, and a stockholder's ownership of common stock may become subject to the Charter Amendment upon the actions taken by certain related persons. Following the effectiveness of the Charter Amendment, we will impose a legend reflecting the ownership limit on certificates representing newly issued or transferred shares of common stock or, in the case of uncertificated shares, notify the registered owners of the ownership limit. These restrictions increase any risks associated with the ownership of our common stock and may also result in a decreased valuation of such stock due to the resulting restrictions on acquisition by persons directly or indirectly owning or seeking to acquire a significant block of our common stock.

Description of Charter Amendment

The following is a summary of the proposed Charter Amendment. This summary is qualified in its entirety by reference to the full text of the proposed Charter Amendment, which is contained in the proposed amendment set forth in the accompanying Appendix A. Stockholders are urged to read in its entirety the proposed Charter Amendment set forth in the accompanying Appendix A.

Prohibited Transfers. The transfer restrictions contained in the proposed Charter Amendment generally will prohibit any direct or indirect transfer of our common stock if the effect would be to:

•	increase the direct or indirect ownership of our stock under Section 382 by any person who is not a 4.9-Percent Shareholder to hold 4.9% or more of our common stock;

•	increase the percentage of our common stock owned directly or indirectly by any 4.9-Percent Shareholder, subject to limited exceptions; or

•	increase or violate the ownership cap of a person who has been determined by the Board of Directors to be exempt from the ownership limit, subject to limited exceptions.

Transfers restricted by the Charter Amendment include sales to persons whose resulting percentage ownership (direct or indirect) of common stock would exceed the 4.9% threshold discussed above, or to persons whose direct or indirect ownership of common stock would, by attribution, cause another person to exceed such threshold. Complicated rules of constructive ownership, aggregation, segregation, combination and other ownership rules prescribed by the Code (and related regulations) apply in determining whether a person or group of persons constitute a 4.9-Percent Shareholder and whether there exist “public groups,” each of which is treated as a 4.9-Percent Shareholder. For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of filings with the SEC of Schedules 13D, 13F and 13G (or any similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock. The transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock. As a result of these rules, the transfer restrictions could result in prohibiting ownership (thus requiring dispositions) of our common stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) in respect of our common stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership. The Charter Amendment will also remove the restrictions on transfer related to the preservation of the company’s status as a real estate investment trust for U.S. federal income tax purposes.

Requirement to Seek Board Approval of Prohibited Transfers.   A person who proposes to acquire Shares in violation of the transfer restrictions described above must, before the date of such proposed acquisition, request in writing (a “Request”) that the board review such proposed acquisition and authorize or not authorize such proposed acquisition in accordance with the charter.  A Request must be made in accordance with the charter and be delivered by e-mail to the Chief Financial Officer of the Corporation or by registered mail, return receipt requested, to the Chief Financial Officer of the Corporation at the principal executive offices of the Corporation. Such Request shall be deemed to have been received by the Corporation only when actually received by the Corporation. To be made in accordance with the charter, a Request shall include (i) the name, address and telephone number of the proposed acquirer , (ii) a description of the proposed acquirer’s existing direct and indirect ownership of shares, together with such ownership of all affiliates and associates of the proposed acquirer, (iii) a description of the Shares that the proposed acquirer proposes to acquire, (iv) the date on which such proposed acquisition is expected to take place (or, if such acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (v) the name, address and telephone number of the proposed transferor of the Shares that the proposed acquirer proposes to acquire (or, if such acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (vi) a reasonably detailed description of the acquisition, and (vii) a request that the board authorize such Acquisition. The Board of Directors may authorize an acquisition by a proposed acquirer, if it determines in the board’s sole discretion, that, such acquisition will not be likely to directly or indirectly limit the availability to the Corporation of the tax benefits or is otherwise in the best interests of the Corporation and, in such case, the restrictions set forth in the Charter shall not apply to such acquisition. If the Board of Directors authorizes an acquisition, the Board may, in its sole discretion, deem such proposed acquirer to be an Existing Holder (and to determine the deemed Existing Holder Initial Ownership) under the charter. The Board of Directors may determine not to authorize a proposed acquisition by a Restricted Holder and such proposed acquisition will remain a Prohibited Transfer under the charter.  Any determination to authorize a proposed Acquisition by a Restricted Holder granted hereunder may be granted, in whole or in part, and may be subject to any limitations or conditions (including restrictions on the ability of the proposed acquirer to subsequently transfer shares acquired through such acquisition.

Treatment of Existing 4.9-Percent Shareholders.    Existing 4.9-Percent Shareholders as of the effective time of the Charter Amendment will not be required to sell their shares but generally will be restricted from increasing their ownership under Section 382.

Consequences of Prohibited Transfers.    Upon adoption of the Charter Amendment, any direct or indirect transfer in violation of the restrictions would be void as of the date of the purported transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving common stock in respect of their exercise. In this proxy statement, common stock purportedly acquired in violation of the transfer restrictions is referred to as “excess stock.”

In addition to the purported transfer being void as of the date of the purported transfer, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arms’ length transaction (or series of transactions) that would not constitute a violation under the transfer restrictions. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent will be distributed first to reimburse the agent for its costs and expenses, second to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the violative transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to the original transferor (or, if the original transferor cannot be readily identified, to a charity designated by our board of directors). If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the transfer restrictions will be liable for any and all damages suffered by us as a result of such violation, including any professional fees incurred in connection with addressing such violation.

With respect to any indirect or other transfer of common stock which does not involve a transfer of “securities” of the company within the meaning of the Maryland General Corporation Law but which would cause any 4.9-Percent Shareholder to violate the transfer restrictions, the following procedure will apply instead of those described above. In such case, no such 4.9-Percent Shareholder will be required to dispose of any interest that is not a security of the company. Instead, such 4.9-Percent Shareholder and/or any person whose ownership of securities of the company is attributed to such 4.9-Percent Shareholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such 4.9-Percent Shareholder not to be in violation of the transfer restrictions, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such 4.9-Percent Shareholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Modification and Waiver of Transfer Restrictions.    As discussed above, our board of directors will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that such transfer will not be likely to limit the availability of the NOLs or is in the company’s best interests. In deciding whether to grant a waiver, our board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Charter Amendment or the status of our federal income NOLs, including an opinion of counsel selected by our board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of our NOLs under Section 382. In considering a waiver, we expect our board of directors to consider, among others, the following factors:

●	the impact of the proposed transfer on our Section 382 shift in ownership percentage;
●	the then existing level of our Section 382 shift in ownership percentage;
●	the timing of the expected “roll-off” of our existing ownership shift;
●	the economic impact of any Section 382 limitation that might result, taking into account factors such as our current and expected market capitalization and cash position;
●	the impact on possible future issuances or purchases of our common stock by us; and
●	any changes or expected changes in applicable tax law.

If our board decides to grant a waiver, it may impose conditions on the acquirer or selling party.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present any other matters for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment, postponement or continuation thereof, it is the intention of the persons named as proxies to vote upon them in accordance with the recommendation of our Board of Directors or, in the absence of such recommendation, in accordance with the discretion of the proxy holder.

Except as set forth in this section, all shares of common stock represented by valid proxies received will be voted in accordance with the provisions of the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 28, 2026 by:

●	each person (or group of affiliated persons) who is known by us to beneficially own 5% of the outstanding shares of our common stock;
●	each of our present directors;
●	all of our named executive officers, and each of our executive officers and directors as a group.

This information is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Shares of common stock issuable pursuant to vested options, warrants or share appreciation rights are deemed to be outstanding for purposes of computing the percentage ownership of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person.

		Number of	Number of
		Shares	OP Units			Percentage
		Beneficially	Beneficially	Percentage		of all Shares
Name of Beneficial Owner	Title of Class	Owned	Owned	of all Shares(1)		and OP Units(2)
Named Executive Officers and Directors(3)
Francis P. Kavanaugh(4)	Common Stock & OP Units	846,177	606,200	52.0%		72.7%
Marc Carlson	Common Stock	3,039	—	*	%	*	%
Neil Farmer	Common Stock	14,258	—	*	%	*	%
David Lunin	Common Stock	6,066	—	*	%	*	%
Emanuel Neuman	Common Stock	14,378	—	*	%	*	%
C. Brent Winn, Jr.	Common Stock	60,390	—	3.7%		3.0%
All Current Directors and Executive Officers as a Group (6 persons)		944,308	606,200	58.0%		77.6%
*	Represents less than 1% of our outstanding common stock as of April 28, 2026.

(1)	Based on 1,628,500 shares of common stock outstanding as of April 28, 2026.
(2)	Based on 1,628,500 shares of common stock outstanding and 368,612 Operating Partnership Units outstanding that are redeemable for shares of common stock as of April 28, 2026.

(3)	The address of each beneficial owner is P.O. Box 8436, Richmond, VA 23226.
(4)

Number of shares of common stock and Operating Partnership Units beneficially owned includes 19,348 Operating Partnership Units that were issued to Mr. Kavanaugh on January 18, 2024, and which became redeemable for shares of common stock on January 18, 2025,  208,696 Operating Partnership Units that were issued to Mr. Kavanaugh on March 28, 2024, and which became redeemable on March 28, 2025, 14,547 Operating Partnership Units that were issued to Mr. Kavanaugh on January 15, 2025, and which became redeemable on January 15, 2026, 9,600 Operating Partnership Units that were issued to Mr. Kavanaugh on January 24, 2025, and which became redeemable on January 24, 2026, 111,600 Operating Partnership Units that were issued to Mr. Kavanaugh on February 21, 2025, and which became redeemable on February 21, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transaction Policy

Our Board of Directors has adopted a written related person transaction policy, for which the audit committee oversees compliance. The purpose of this policy is to describe the procedures used to identify, review and approve any existing or proposed transaction, arrangement, relationship (or series of similar transactions, arrangements or relationships) in which (a) we, our Operating Partnership or any of our subsidiaries were, are or will be a participant, (b) the aggregate amount involved exceeds $120,000, and (c) a related person has or will have a direct or indirect interest. For purposes of this policy, a related person is (i) any person who is, or at any time since the beginning of the current fiscal year was, a director, director nominee, or executive officer of the Company, (ii) any beneficial owner of more than 5% of our stock, or (iii) any immediate family member of any of the foregoing persons.

Under this policy, our audit committee is responsible for reviewing and approving or ratifying each related person transaction or proposed related person transaction. In determining whether to approve or ratify a related person transaction, the audit committee is required to consider all relevant facts and circumstances of the related person transaction available to the audit committee and to approve only those related person transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders, as the audit committee determines in good faith. No member of the audit committee is permitted to participate in any consideration of a related person transaction with respect to which that member or any of his or her immediate family is a related person. A copy of our related person transaction policy may be accessed on the Company’s website (http://www.medalistdst.com) by scrolling to the bottom of the page and clicking on “Corporate Responsibility” and then scrolling to “Governance Documents.” by clicking on “Investors” and then “Corporate Governance.”

The audit committee has approved each of the related party transactions described below.

Staffing Agreement

We have entered into a staffing agreement dated November 13, 2023 with Gunston Consulting, LLC (the “Staffing Agreement”) on behalf of our Company. Gunston Consulting, LLC’s sole member is C. Brent Winn, Jr., our Chief Financial Officer. Under the Staffing Agreement, our Company reimburses Gunston Consulting, LLC (the “Consultant”) for any approved employee’s salary, payroll taxes and benefits, including health insurance and retirement benefits, and related expenses. All expenses are reimbursed at cost and without markup.  During 2025, our Company paid the Consultant $740,090 under the Staffing Agreement to reimburse the Consultant, for salaries, payroll taxes and benefits paid by the Consultant on behalf of our Company.

Exchange of Common Shares for OP Units

On August 8, 2025 and November 14, 2025, the Company and the Operating Partnership entered into an exchange agreement with Francis P. Kavanaugh, the Company’s President and Chief Executive Officer and the Chairman of the Board, pursuant to which Mr. Kavanaugh exchanged an aggregate of 240,004 shares of the Company’s Common Shares and 2,405 shares of the Company’s Common Shares on a one-for-one basis for an aggregate of 240,004 OP Units and 2,405 OP Units, respectively.

United Rentals Property

On February 21, 2025, MDR Dan Tibbs Road, LLC (“MDR Dan Tibbs Road”), a wholly owned subsidiary of our Operating Partnership, closed on the acquisition of that certain tract of real property located at 376 Dan Tibbs Road NW, Huntsville, Madison County, Alabama 35806 containing a 7,500 square foot building occupied by United Rentals, Inc. (the “Dan Tibbs Road Property or the “United Rentals Property”), pursuant to that certain Contribution Agreement, dated as of December 14, 2024, by and between the Operating Partnership and Dionysus Investments, LLC, a California limited liability company (“Dionysus”), as assigned by that certain Assignment and Assumption of Contribution Agreement, dated as of February 21, 2025, by and between the Operating Partnership and MDR Dan Tibbs Road, and as amended by that certain First Amendment to Contribution Agreement (the “First Amendment to Contribution Agreement”), dated as of February 21, 2025, by and between Dionysus and MDR Dan Tibbs Road (as amended by the First Amendment to Contribution Agreement, the “Contribution Agreement”), for a purchase price of $3,145,000, exclusive of closing costs, paid in a combination of (i) 251,600 operating partnership units in the Operating Partnership (the “OP Units”), valued at approximately $12.50 per OP Unit; and (ii) $42,446 in cash on hand to cover our Operating Partnership’s transaction costs (such as prorated rent, commissions, title/escrow fees, transfer taxes, legals fees, etc.).  The Purchase Price was determined based on the appraised value of the United Rentals Property, as determined by an independent appraiser hired by the Company, and the number of OP Units issued as part of the purchase price was determined by dividing $3,145,000 by $12.50, which represents the closing price of the Company’s common stock on the Nasdaq Capital Market on December 13, 2024.  The manager of Dionysus is Fort Ashford Funds, LLC, a California limited liability company whose manager is Frank P. Kavanaugh, the Company’s Chief Executive Officer and a member of the Company’s Board of Directors.

Buffalo Wild Wings Property

On January 24, 2025, MDR Bowling Green, LLC (“MDR Bowling Green”), a wholly owned subsidiary of our Operating Partnership, closed on the acquisition of that certain tract of real property containing a building occupied by Buffalo Wild Wings, with a physical address of 2545 Scottsville Road, Bowling Green, KY 42104 (the “Scottsville Road Property” or the “Buffalo Wild Wings Property”), pursuant to that certain Contribution Agreement, dated as of December 14, 2024, by and between the Operating Partnership and CWS BET Seattle L.P., a California limited partnership (“CWS”), as assigned by that certain Assignment and Assumption of Contribution Agreement, dated as of January 24, 2025, by and between the Operating Partnership and MDR Bowling Green, and as amended by that certain First Amendment to Contribution Agreement (the “First Amendment to Contribution Agreement”), dated as of January 24, 2025, by and between CWS and MDR Bowling Green (as amended by the First Amendment to Contribution Agreement, the “Contribution Agreement”), for a purchase price of $2,620,000, exclusive of closing costs, paid in a combination of (i) 209,600 operating partnership units in the Operating Partnership (the “OP Units”), valued at approximately $12.50 per OP Unit; and (ii) $47,429 in cash on hand to cover our Operating Partnership’s transaction costs (such as prorated rent, commissions, title/escrow fees, transfer taxes, legals fees, etc.).  The Purchase Price was determined based on the appraised value of the Scottsville Road Property, as determined by an independent appraiser hired by the Company, and the number of OP Units issued as part of the purchase price was determined by dividing $2,620,000 by $12.50, which represents the closing price of the Company’s common stock on the Nasdaq Capital Market on December 13, 2024. The general partner of CWS is Fort Ashford Funds, LLC, a California limited liability company whose manager is Francis P.  Kavanaugh, the Company’s Chief Executive Officer and a member of the Company’s Board of Directors.

EXECUTIVE OFFICERS

Francis P. Kavanaugh, age 66, is our President and Chief Executive Officer, Secretary and Treasurer. He was appointed to our Board of Directors as a Class III director on May 24, 2023, and his current term expires at the 2026 annual meeting.  Mr. Kavanaugh is the co-founder of Fort Ashford Funds, LLC, a privately held investment firm, and has served as its Managing Director since its inception in 2004.  Mr. Kavanaugh received his B.S. in Information and Computer Science from the University of California Irvine in 1985 and his MBA from Pepperdine University in 2003.  Mr. Kavanaugh has more than 30 years of diverse experience in real estate investment, business restructuring and operational leadership.  He has been actively involved with the restructuring of over 20 businesses in the public and private sectors and is adept at navigating complexity and implementing strategic changes. Management believes his experiences significantly contribute to the Company, especially with respect to his strong operational leadership and vision for strategic changes.

C. Brent Winn, Jr., age 64, has been our Company’s Chief Financial Officer since March 1, 2020. Prior to his appointment as Chief Financial Officer, Mr. Winn provided chief financial officer services as an independent contractor of the Company beginning in February 2018. During his tenure, Mr. Winn has established the accounting, internal control and financial reporting systems of the Company, managed the financial accounting and reporting for the Company and its subsidiary entities, managed the preparation of the quarterly and annual financial statements and other financial elements of quarterly and annual reports, coordinated the annual audit and quarterly reviews, and oversees the Company’s portfolio of investment properties.  Mr. Winn’s experience in the commercial real estate industry dates to 1987 when he held various positions with CSX Realty, the real estate development and management subsidiary of CSX Corporation, including as an analyst in both the development and asset management groups, and as a manager in the development group. Subsequently, Mr. Winn also held positions in shareholder and investor relations for CSX Corporation. After his tenure with CSX Realty and CSX Corporation, Mr. Winn was a partner in the real estate consulting firms MGT Realty Advisors, Inc. and Realty Advisors, LLC, where he provided investment, development and asset management advisory services to institutional real estate owners. He was formerly the chief financial officer of Marz Industries, Inc. Mr. Winn received his B.A. in History from the University of Virginia, Master of Business Administration from the Mason School of Business at the College of William and Mary and a post-graduate degree in Accounting from the Virginia Commonwealth University.

There is no family relationship between any director or executive officer of the Company.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

In fiscal year 2025, our named executives and their principal offices were the following:

●	Mr. Francis P. Kavanaugh, our President and Chief Executive Officer, Secretary and Treasurer; and
●	Mr. C. Brent Winn, Jr., our Chief Financial Officer.

The principal executive office of our named executive officers is P.O. Box 8436, Richmond, Virginia 23226.

Overview of Compensation Program and Philosophy

We may compensate our named executive officers and other officers with equity and equity-based awards or other types of awards in accordance with our 2018 Equity Incentive Plan, or the Equity Incentive Plan, intended to align their interests with the interests of our stockholders. Awards that may be granted under our Equity Incentive Plan include options, stock awards, stock appreciation rights, performance units, incentive awards, other stock-based awards and any other right or interest relating to stock or cash (collectively referred to herein as “awards”). Our compensation committee determines if and when any of our named executive officers, other officers or, prior to terminating the Management Agreement, individuals affiliated with our Manager will receive such awards.

Executive Officer Compensation

On January 15, 2025, the compensation committee approved the following annual compensation for Mr. Kavanaugh’s employment as the Company’s President, Chief Executive Officer and Secretary for the fiscal year ending December 31, 2025:

●	a one-time grant of 14,547 LTIP Units (the “LTIP Units”) issued pursuant to the terms of the Medalist Diversified, Inc. 2018 Equity Incentive Plan (the “Equity Incentive Plan”) and the Agreement of Limited Partnership of Medalist Diversified Holdings, L.P. (the “Limited Partnership Agreement”), the Company’s subsidiary (“Operating Partnership”) in lieu of a portion of cash compensation as elected by Mr. Kavanaugh;
●	a one-time grant of 2,000 shares of the Company’s common stock issued pursuant to the terms of the Equity Incentive Plan; and
●	$75,000 in cash, payable in monthly installments.

The LTIP Units are treated as common units of the Operating Partnership and are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis after a one-year holding period pursuant to the terms of the Limited Partnership Agreement. The LTIP Units were issued to Mr. Kavanaugh on January 15, 2025, and became redeemable for shares of the Company’s common stock on January 58, 2065.

Pursuant to the Staffing Agreement, we pay the Consultant cash compensation for services provided by Mr. Kavanaugh, Mr. Winn and other non-executive employees.  During 2025, we paid the Consultant $175,000 in cash compensation for Mr. Winn and $75,000 in cash compensation for Mr. Kavanaugh.  During the year ended December 31, 2026, we will pay the consultant $300,000 in cash compensation for Mr. Winn and $250,000 for Mr. Kavanaugh.

We do not provide any named executive officer with pension benefits or nonqualified deferred compensation plans.

Equity-Based Compensation

As discussed above, the compensation committee may, from time to time pursuant to the Equity Incentive Plan, grant our named executive officers certain equity-based awards. These awards are designed to align the interests of our named executives with those of our stockholders, by allowing our named executive officers to share in the creation of value for our stockholders through capital appreciation and dividends. During the term of the Management Agreement, these awards provided a further benefit to us by enabling our Manager and its affiliates to attract, motivate and retain talented individuals. We currently do not have any equity ownership requirements or guidelines for our named executive officers.

We believe our compensation policies are particularly appropriate because we operated as a REIT until December 31, 2025. Under REIT regulations, we were required to pay at least 90% of our taxable income as dividends to stockholders. Effective on January 1, 2026, we revoked our REIT tax election and are no longer treated as a REIT for U.S. federal tax purposes. Consequently, there is no longer an obligation to distribute a minimum percentage of earnings as dividends, and our ability to retain earnings and determine distributions will depend on our strategic needs and tax status. Nevertheless, our common stockholders remain primarily interested in attractive risk-adjusted dividends and in the growth of dividends and market capitalization. Accordingly, we want to provide incentives to our named executive officers that reward success in achieving these goals. Since we may now have greater flexibility to retain earnings to fund growth, we believe that equity-based awards continue to align the interests of our named executive officers with the interests of our stockholders, since the value our named executive officers receive from these awards is largely dependent on the value of our common stock, the potential for appreciation, and our capacity to pay dividends. Additionally, we believe that equity-based awards are consistent with our stockholders’ interest in market capitalization growth, as these individuals will be incentivized to increase our market capitalization for stockholders over time. We believe that this alignment of interests provides an incentive for our named executive officers to implement strategies that will enhance our overall performance and promote growth in dividends and growth in our market capitalization.

The compensation committee does not use a specific formula to calculate the number of equity awards and other rights awarded to our named executive officers under our Equity Incentive Plan. The compensation committee does not explicitly set future award levels/opportunities on the basis of what the named executive officers earned from prior awards. While the compensation committee will take past awards (if any) into account, it will not solely base future awards in view of those past awards. Generally, in determining the specific amounts to be granted to an individual, the compensation committee will take into account factors such as our performance, the individual’s position, his or her contribution to our performance, and general market practices of our peers and similarly sized companies, as well as, during the term of the Management Agreement, the recommendations of our Manager.

Limitations on Hedging

Our Insider Trading Policy, among other goals, helps to ensure that our directors, officers and employees bear the full risks and benefits of stock ownership and is designed to promote compliance with insider trading laws, rules, regulations and applicable listing standards. Under the Insider Trading Policy, our directors, officers and employees may not engage in short sales, buying or selling puts or calls, buying financial instruments designed to hedge or offset any decrease in the market value of Company securities owned by the individual directly or indirectly (including prepaid variable forward contracts, equity swaps, collars and exchange funds), and frequent trading to take advantage of fluctuations in share price.  A copy of our Insider Trading Policy was included as Exhibit 19.1 to our Annual Report on Form 10-K, filed with the SEC on March 2, 2026.

Summary Compensation Table

Pursuant to the Staffing Agreement, we pay the Consultant cash compensation for services provided by Mr. Kavanaugh and Mr. Winn. We do not provide any named executive officer with pension benefits or nonqualified deferred compensation plans. We have not entered into any employment agreements with any person and are not obligated to make any cash payments upon termination of employment or a change in control of us. The table below summarizes the total compensation paid or awarded to each of our named executive officers for the fiscal years ended December 31, 2025 and 2024.

				Equity	All Other
Name and Principal Position	Year	Salary	Bonus	Awards (1)	Compensation	Total
Francis P. Kavanaugh, CEO and President	2025	$75,000	$—	$199,060	$—	$274,060
	2024	75,000	—	190,000	—	265,000
C. Brent Winn, Jr., Chief Financial Officer	2025	$175,000	$—	$99,067	$—	$274,067
	2024	250,000	—	—	—	250,000

(1)

The amounts in the Equity Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of equity awards during the applicable fiscal year under the Equity Incentive Plan.  During the years ended December 31, 2025 and 2024, Mr. Kavanaugh elected to accept grants of operating partnership units with a fair value on the grant date of $175,000 and $190,000, respectively, in lieu of a portion of his annual cash compensation.  During the year ended December 31, 2025, Mr. Winn elected to accept a grant of common stock with a fair value on the grant date of $75,007 in lieu of a portion of his annual cash compensation.

Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal 2025 Year-End

	Option Awards					Stock Awards
			Equity incentive					Equity incentive	Equity incentive
			plan					plan	plan awards:
			awards:				Market value of	awards:	Market or payout
	Number of	Number of	Number of			Number of	shares of	Number of	value of unearned
	securities	securities	securities			shares or	units of	unearned shares,	shares,
	underlying	underlying	underlying			units of	stock	units or	units or other
	unexercised	unexercised	unexercised	Option	Option	stock that	that have	other rights	rights that
	options (#)	options (#)	unearned	exercise	expiration	have not	not	that have	have not
Name	exercisable	unexercisable	options (#)	price ($)	date	vested (#)	vested ($)	not vested (#)	vested ($)
Francis P. Kavanaugh	—	—	—	$—	—	—	$—	—	$—
C. Brent Winn, Jr.	—	—	—	$—	—	—	$—	—	$—

Director Compensation

During fiscal year 2025, our independent directors were each paid $12,500 in cash and a grant of the Company’s common shares valued at $12,500 under the Equity Incentive Plan. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors and any committees. Our directors who are also executive officers do not receive any additional compensation from us for acting as directors. Directors are eligible for awards under our Equity Incentive Plan, as described in detail below.

The following table sets forth information regarding the compensation paid or accrued by our company during 2025 to each of our directors:

	Fees
	Earned or
	Paid in	Stock	All Other
Name	Cash ($)	Awards ($) (1)	Compensation ($)	Total ($)
Francis P. Kavanaugh	$—	$—	$—	$—
Marc Carlson	12,500	12,500	—	25,000
Neil P. Farmer	12,500	12,500	—	25,000
Alfred Lee Finley (2)	12,500	12,500	—	25,000
David Lunin	12,500	12,500	—	25,000
Kory Kramer (2)	12,500	12,500	—	25,000
Emanuel D. Neuman	12,500	12,500	—	25,000
	$75,000	$75,000	$—	$150,000

(1)

The amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of stock awards during the applicable fiscal year under the Company’s Equity Incentive Plan.

(2)	Messrs. Finley and Kramer resigned from the Board effective as of January 5, 2026.

Equity Incentive Plan Information

Our Board of Directors has adopted, and our stockholders have approved, the Equity Incentive Plan to attract and retain independent directors, executive officers and other key employees, including, officers and employees of our Operating Partnership and their affiliates and other service providers. The Equity Incentive Plan provides for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards.

Administration of the Equity Incentive Plan

The Equity Incentive Plan is administered by the compensation committee of our Board of Directors, or the Administrator. In connection with stock splits, dividends, phased-in liquidity and certain other events, the Board of Directors will make equitable adjustments that it deems appropriate in the aggregate number of shares of our common stock that may be issued under the Equity Incentive Plan and the terms of outstanding awards.

Eligibility

Our employees and members of the Board of Directors are eligible to participate in the Equity Incentive Plan. In addition, other individuals who provide services to the company or an affiliate of the company are eligible to participate in the Equity Incentive Plan if the Administrator determines that the participation of such individual is in the best interest of the company.

Share Authorization

The initial aggregate number of shares of our common stock that may be issued under the Equity Incentive Plan was 15,000 shares. If any options or stock appreciation rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or are paid in cash without delivery of common stock or if any stock awards, performance units or other equity-based awards are forfeited, the shares of our common stock subject to such awards will again be available for purposes of the Equity Incentive Plan. Shares of our common stock tendered or withheld to satisfy the exercise price of an award or for tax withholding are also available for future grants under the Equity Incentive Plan.

On each January 1st during the term of the Equity Incentive Plan, the maximum number of shares of common stock that may be issued under the Equity Incentive Plan will increase by eight percent (8%) of any additional shares of common stock or interests in our operating partnership we issue in the preceding calendar year. However, no adjustment will be made relative to shares of common stock issued pursuant to the Equity Incentive Plan or upon conversion of interests in our operating partnership to shares of common stock. As of January 1, 2026, 37,223 shares of common stock remained available for issuance under the Equity Incentive Plan. The maximum number of shares issuable under the Equity Incentive Plan, following adjustments, is 150,000.

Options

The Equity Incentive Plan authorizes the grant of incentive stock options (under Section 422 of the Code) and authorizes the grant of options that do not qualify as incentive stock options. The exercise price of each option will be determined by the Administrator, provided that the price cannot be less than 100% of the fair market value of the shares of our stock on the date on which the option is granted (or 110% of the shares’ fair market value on the grant date in the case of an incentive stock option granted to an individual who is a “ten percent stockholder” under Sections 422 and 424 of the Code). Except for adjustments to equitably reflect stock splits, stock dividends or similar events, the exercise price of an outstanding option may not be reduced without the approval of our stockholders. The exercise price for any option is generally payable (i) in cash, (ii) by certified check, (iii) by the surrender of shares of our common stock (or attestation of ownership of shares of our common stock) with an aggregate fair market value on the date on which the option is exercised, equal to the exercise price, or (iv) by payment through a broker in accordance with procedures established by the Federal Reserve Board. The term of an option cannot exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to an individual who is a “ten percent stockholder”). Incentive stock options may only be granted under the Equity Incentive Plan to our employees and employees of our subsidiaries and may only be transferred by will or the laws of descent and distribution to the heirs of the recipient.

Stock Awards

The Equity Incentive Plan also provides for the grant of stock awards. A stock award is an award of shares of our common stock that may be subject to vesting requirements, restrictions on transfer and other restrictions as the administrator determines in its sole discretion on the date of grant. Unless prohibited by the stock award agreement, the stock award may be transferred during the recipient’s lifetime and during the period in which the stock award is forfeitable or otherwise restricted to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the administrator may determine. A participant who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, voting rights and the right to receive distributions. During the period, if any, when stock awards are non-transferable or forfeitable, (i) a participant is prohibited from selling, transferring, pledging, exchanging, hypothecating or otherwise disposing of the participant’s stock award shares, (ii) the Company will retain custody of any certificates and (iii) a participant must deliver a stock power to the Company for each stock award.

Stock Appreciation Rights

The Equity Incentive Plan authorizes the grant of stock appreciation rights. A stock appreciation right provides the participant with the right to receive, upon exercise of the stock appreciation right, cash, shares of our common stock or a combination of the two. The amount that the participant will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of the shares of our common stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the administrator. Stock appreciation rights may be granted in tandem with an option grant or as independents grants. Stock appreciation rights may be transferred by will or the laws of descent and distribution, may be subject to additional restrictions on the transferability of the awarded units, and, unless prohibited by the award agreement, may be transferred to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in- law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests. The term of a stock appreciation right cannot exceed ten years from the date of grant or five years in the case of a stock appreciation right granted under the Equity Incentive Plan in tandem with an incentive stock option awarded to an individual who is a “ten percent stockholder.”

Performance Units

The Equity Incentive Plan also authorizes the grant of performance units. Performance units represent the participant’s right to receive an amount, based on the value of a specified number of shares of our common stock, if performance goals or other requirements established by the Administrator are met. The Administrator will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit. Performance goals may relate to our financial performance, the participant’s performance or such other criteria determined by the Administrator. If the performance goals are met, performance units will be paid in cash, shares of our common stock, other securities or property or a combination thereof. Performance units may be transferred by will or the laws of descent and distribution, may be subject to additional restrictions on the transferability of the awarded units, and, unless prohibited by the award agreement, may be transferred to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests.

Incentive Awards

The Equity Incentive Plan also authorizes us to make incentive awards. An incentive award entitles the participant to receive a payment if certain requirements are met. The Administrator will establish the requirements that must be met before an incentive award is earned and the requirements may be stated with reference to one or more performance measures, or criteria prescribed by the Administrator. A performance goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index and may be adjusted for unusual or non-recurring events, changes in applicable tax laws or accounting principles. An incentive award that is earned will be settled in a single payment, which may be in cash, common stock or a combination of cash and common stock. Performance units may be transferred by will or the laws of descent and distribution, may be subject to additional restrictions on the transferability of the awarded units, and, unless prohibited by the award agreement, may be transferred to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in- law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests.

Other Equity-Based Awards

The Administrator may grant other types of stock-based awards as other equity-based awards, including LTIP units, under the Equity Incentive Plan. Other equity-based awards are payable in cash, shares of our common stock or shares or units of such other equity, or a combination thereof, as determined by the Administrator. The terms and conditions of other equity-based awards are determined by the Administrator and may include a requirement that objectives stated with reference to one or more performance measures are attained. These awards may be transferred by will or the laws of descent and distribution, may be subject to additional restrictions on the transferability of the awarded units, and, unless prohibited by the award agreement, may be transferred to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in- law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests.

LTIP units are a special class of partnership interest in our operating partnership. Each LTIP unit awarded will be deemed equivalent to an award of one share of common stock under the Equity Incentive Plan, reducing the Equity Incentive Plan’s aggregate share authorization for other awards on a one-for-one basis. We will not receive a tax deduction for the value of any LTIP units granted to participants. The vesting period for LTIP units, if any, will be determined at the time of issuance. LTIP units, whether vested or not, will receive the same quarterly per-unit distributions as other limited partnership interests in our operating partnership, or OP units, which distributions will generally equal the per share distributions on shares of our common stock. This treatment with respect to quarterly distributions is similar to the expected treatment of our stock awards, which will generally receive full dividends whether vested or not. Initially, LTIP units will not have full parity with OP units with respect to liquidating distributions. Under the terms of the LTIP units, our operating partnership will revalue its assets upon the occurrence of certain specified events, and any increase in the operating partnership’s valuation from the time of the last revaluation until such event will be allocated first to the holders of LTIP units to equalize the capital accounts of such holders with the capital accounts of holders of OP units. Upon equalization of the capital accounts of the holders of LTIP units with the other holders of OP units, the LTIP units will achieve full parity with OP units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP units may be converted into an equal number of OP units at any time, and thereafter enjoy all the rights of OP units, including redemption/exchange rights. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value that a holder of LTIP units will realize for a given number of vested LTIP units will be less than the value of an equal number of shares of our common stock.

Dividend Equivalent Rights

The Administrator may grant dividend equivalent rights in connection with the grant of performance units, other equity-based awards and incentive awards granted under the Equity Incentive Plan. Dividend equivalent rights may be paid currently or accrued as contingent cash obligations (in which case they may be deemed to have been reinvested in shares of our common stock or otherwise reinvested) and may be payable in cash, shares of our common stock or other property or a combination thereof. The Administrator will determine the terms of any dividend equivalent rights.

Timing of Grants of Options and Similar Awards

We do not currently grant options or awards with option-like features. In the event we determine to grant new options or awards with option-like features, our Compensation Committee will evaluate the appropriate steps to take in relation to the timing of grants of such awards and the disclosure of material nonpublic information.  Specifically, options and awards with option-like features would be granted at regularly scheduled compensation committee meetings, the dates of which will be set during the prior year to assure that the timing of meetings and awards is unrelated to the release of material nonpublic information.

Amendment or Termination

Our Board may amend or terminate the Equity Incentive Plan at any time, provided that no amendment may adversely impair the rights of participants under outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve, among other things, any amendment that materially increases the benefits accruing to participants under the Equity Incentive Plan, materially increases the aggregate number of shares of our common stock that may be issued under the Equity Incentive Plan (other than on account of stock dividends, stock splits, or other changes in capitalization as described above) or materially modifies the requirements as to eligibility for participation in the Equity Incentive Plan. Unless terminated sooner by our Board of Directors or extended with stockholder approval, the Equity Incentive Plan will terminate on the day before the tenth anniversary of the date our Board of Directors adopted the Equity Incentive Plan.

Potential Payments Upon Termination or Change in Control

2018 Equity Incentive Plan

If we experience a change in control, outstanding options, stock appreciation rights, stock awards, performance units, incentive awards or other equity-based awards (including LTIP units) under the 2018 Equity Incentive Plan, or the Equity Incentive Plan, will automatically become vested. Thus, outstanding options and stock appreciation rights will be fully exercisable on the change in control, restrictions and conditions on outstanding stock awards and other equity-based awards will lapse upon the change in control and performance units, incentive awards and other equity-based awards (including LTIP units) will become earned and nonforfeitable in their entirety on the change in control. The administrator may provide that outstanding awards (all of which will then be vested) will be assumed by the surviving entity or will be replaced by a comparable substitute award of substantially equal value granted by the surviving entity. The administrator may also provide that participants must surrender their outstanding options and stock appreciation rights, stock awards, performance units, incentive awards and other equity based awards (including LTIP units) (all of which will then be vested) in exchange for a payment, in cash or shares of our common stock or other securities or consideration received by stockholders in the change in control transaction, equal to the value received by stockholders in the change in control transaction (or, in the case of options and stock appreciation rights, the amount by which that transaction value exceeds the exercise price) after acceleration of vesting for the change in control.

In summary, a change in control under the Equity Incentive Plan occurs if:

●	a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 50% of the total combined voting power of our outstanding securities;
●	there occurs a merger, consolidation, reorganization, or business combination, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent;
●	we (i) sell or dispose of all or substantially all of our assets or (ii) acquire assets or stock of another entity, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent; or
●	during any period of two consecutive years, individuals who, at the beginning of such period, constitute our Board together with any new directors (other than individuals who become directors in connection with certain transactions or election contests) cease for any reason to constitute a majority of our Board.

The Code has special rules that apply to “parachute payments,” i.e., compensation or benefits the payment of which is contingent upon a change in control. If certain individuals receive parachute payments in excess of a safe harbor amount prescribed by the Code, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.

If we experience a change in control, benefits provided under the Equity Incentive Plan could be treated as parachute payments. In that event, the Equity Incentive Plan provides that the benefits under the Equity Incentive Plan, and all other parachute payments provided under other plans and agreements, will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or loss of deduction, if the reduction allows the participant to receive greater after-tax benefits. The benefits under the Equity Incentive Plan and other plans and agreements will not be reduced, however, if the participant will receive greater after-tax benefits (taking into account the 20% excise tax payable by the participant) by receiving the total benefits. The Equity Incentive Plan also provides that these provisions do not apply to a participant who has an agreement with us providing that the individual is entitled to indemnification or other payment from us for the 20% excise tax or if the participant has an agreement with us providing that the participant cannot receive payments in excess of the safe harbor amount.

PAY VERSUS PERFORMANCE

Our Chief Executive Officer is the principal executive officer (“PEO”). As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our PEO and to our other named executive officers (the “non-PEO NEOs”) and certain financial performance measures of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year.

					Average		Value of Initial
	Summary		Summary		Summary	Average	Fixed $100
	Compensation	Compensation	Compensation	Compensation	Compensation	Compensation	Investment
	Table Total	Actually Paid	Table Total	Actually Paid	Table Total	Actually Paid	Based on Total
	for PEO	to PEO	for PEO	to PEO	for Non-	to Non-PEO	Shareholder	Net Income
Year	(Kavanaugh)[1,2]	(Kavanaugh)[3]	(Messier)[1,2]	(Messier)[4]	PEO NEOs[5]	NEOs[6]	Return[7]	(Loss)[8]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$274,060	$274,060	$—	$—	$274,067	$274,067	$114.23	$(2,388,837)
2024	265,000	265,000	—	—	250,000	250,000	120.84	27,524
2023	—	—	—	—	112,903	112,903	94.02	(4,571,279)
1

Mr. Messier served as the Company’s Chief Executive Officer during fiscal year 2023 until July 18, 2023. Mr. Kavanaugh was appointed as the Company’s interim President and Chief Executive Officer, effective July 18, 2023, and he was appointed as the Company’s President and Chief Executive Officer on a permanent basis on October 18, 2023.

2

The dollar amounts reported in columns (b) and (d) are the amounts of total compensation reported for Messrs. Kavanaugh and Messier, respectively, in the “Total” column of the Summary Compensation Table in the applicable year. We did not provide Mr. Kavanaugh with any compensation during the year ended December 31, 2023.

3

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Kavanaugh in fiscal years 2025, 2024 and 2023, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Kavanaugh during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Kavanaugh’s total compensation for each year to determine the compensation actually paid:

	FY2025	FY2024	FY2023
Total Compensation for PEO as reported in the Summary Compensation Table for the covered fiscal year	$274,060	$265,000	$—
Deduct pension values reported in the “Change in Pension and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table for the covered fiscal year	—	—	—
Deduct grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the covered fiscal year	199,060	190,000	—
Add actuarial present value of pension value attributable to covered fiscal year’s service	—	—	—
Add the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	—	—	—
Add fair value as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of such covered fiscal year	—	—	—
Add fair value as of the vesting date of any awards granted in the covered fiscal year that vested during the covered fiscal year	199,060	190,000	—
Add dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—	—
Add the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	—	—	—
Add the change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	—	—	—
Subtract the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	—	—	—
Compensation Actually Paid to PEO	$274,060	$265,000	$—

4

The dollar amount reported in column (e) represents the amount of “compensation actually paid” to Mr. Messier in fiscal years 2025, 2024 and 2023, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amount does not reflect the actual amount of compensation earned by or paid to Mr. Messier during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Messier’s total compensation for each year to determine the compensation actually paid:

	FY2025	FY2024	FY2023
Total Compensation for PEO as reported in the Summary Compensation Table for the covered fiscal year	$—	$—	$—
Deduct pension values reported in the “Change in Pension and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table for the covered fiscal year	—	—	—
Deduct grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the covered fiscal year	—	—	—
Add actuarial present value of pension value attributable to covered fiscal year’s service	—	—	—
Add the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	—	—	—
Add fair value as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of such covered fiscal year	—	—	—
Add fair value as of the vesting date of any awards granted in the covered fiscal year that vested during the covered fiscal year	—	—	—
Add dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—	—
Add the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	—	—	—
Add the change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	—	—	—
Subtract the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	—	—	—
Compensation Actually Paid to PEO	$—	$—	$—

5

The dollar amounts reported in column (f) represent the average of the amounts reported for the Company’s non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for the purpose of calculating the average amounts in each applicable year are as follows: (1) for fiscal year 2025 and 2024, Mr. C. Brent Winn, Jr., and (2) for fiscal year 2023, Messrs. C. Brent Winn, Jr., William R. Elliott, and Colin M. Elliott.

6

The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid:

	FY2025	FY2024	FY2023
Total Average Compensation for non-PEO NEOs as reported in the Summary Compensation Table for the covered fiscal year	$274,067	$250,000	$112,903
Deduct pension values reported in the “Change in Pension and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table for the covered fiscal year	—	—	—
Deduct grant date fair value of equity awards reported in the “Stock Awards” column in the Summary Compensation Table for the covered fiscal year	99,067	—	—
Add actuarial present value of pension value attributable to covered fiscal year’s service	—	—	—
Add the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation	—	—	—
Add fair value as of the end of the covered fiscal year of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of such covered fiscal year	—	—	—
Add fair value as of the vesting date of any awards granted in the covered fiscal year that vested during the covered fiscal year	99,067	—	—
Add dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—	—
Add the change in fair value (whether positive or negative) as of the end of the covered fiscal year (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of such covered fiscal year	—	—	—
Add the change in fair value (whether positive or negative) as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied during the covered fiscal year	—	—	—
Subtract the fair value of any equity awards granted in a prior fiscal year that failed to meet the applicable vesting conditions in the covered fiscal year determined as of the end of the prior fiscal year	—	—	—
Compensation Actually Paid to non-PEO NEOs	$274,067	$250,000	$112,903
7

Total Shareholder Return in column (h) is cumulative for the measurement periods beginning on December 31, 2022 and ending on December 31 of each of 2025, 2024 and 2023, respectively, calculated in accordance with Item 201(e) of Regulation S-K.

8	The dollar amounts reported in column (i) represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable fiscal year.

Relationship Between Financial Performance Measures and Executive Compensation

The graphs below describe the relationship between compensation actually paid to our PEOs and the average of the compensation actually paid to our non-PEO NEOs (as calculated above) and our financial and stock performance for the indicated years.

Compensation Actually Paid vs. Total Shareholder Return

The following graph compares the compensation actually paid to our PEO, the average of the compensation actually paid to our non-PEO NEOs, and the Company’s total shareholder return performance.

Compensation Actually Paid vs. Net (Loss) Income

The following graph compares the compensation actually paid to our PEOs and the average of the compensation actually paid to our non-PEO NEOs with our net (loss) income.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports. Based solely on a review of the copies of such reports received by the Company and on written representations from certain reporting persons that no reports were required, or if required, such reports were filed on a timely basis for those persons, the Company believes that all reports, other than seven reports, were filed on a timely basis by all directors and executive officers in 2025. Mr. Kavanaugh, a director and our CEO and President, filed three untimely reports on Form 4. The first untimely report was to report an issuance of operating partnership units (“OP Units”) in our Operating Partnership, Medalist Diversified Holdings, L.P. (the “Operating Partnership”) which occurred on February 21, 2025. The second untimely report was to report a transaction for a common stock purchase that occurred on June 13, 2025. The third untimely report was to report a transaction for a common stock purchase that occurred on August 29, 2025.  Mr. Winn, our CFO, filed one untimely report on Form 4 to report a transaction for a common stock purchase that occurred on September 5, 2025.  Mr. Carlson, an independent director, filed two untimely reports on Form 4.  The first untimely report was to report a stock grant under our Company’s Equity Incentive Plan that occurred on January 31, 2025. The second untimely report was to report a transaction for a common stock sale that occurred on August 29, 2025.  Mr. Kramer, who resigned as a director on January 5, 2026, filed one untimely report on Form 4 to report a transaction for a common stock sale that occurred on August 29, 2025.  All such untimely reports were filed late due to administrative errors.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Under rules promulgated by the SEC and in accordance with our Bylaws, holders of shares of common stock who desire to submit proposals for inclusion in our proxy statement for the 2027 Annual Meeting, subject to compliance with the eligibility standards specified in such rules, must submit such proposals to the Secretary of our Company by  January 15, 2027.

Our Bylaws provide that nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at our 2027 Annual Meeting by any stockholder of our Company who was a stockholder of record both at the time of giving of notice by the stockholder and at the time of the 2027 Annual Meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with our advance notice Bylaw requirements. For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary at our principal executive office and any such other business must otherwise be a proper matter for action by the stockholders. To be timely for our 2027 Annual Meeting, a stockholder’s notice must set forth all information required under our Bylaws and must be delivered to the Secretary at our principal executive office not earlier than December 16, 2026 nor later than 5:00 PM, Eastern Time, on January 15, 2027; provided, however, that in the event that the date of our 2027 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of our 2026 Annual Meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of our 2027 Annual Meeting and not later than 5:00 PM, Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. In the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of our proxy statement for the preceding year’s annual meeting, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at our principal executive office not later than 5:00 PM, Eastern Time, on the tenth day following the day on which we first make such public announcement.

In addition to satisfying the requirements in our Bylaws, to comply with the SEC’s new universal proxy rules, shareholders intending to solicit proxies for the 2026 Annual Meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2027, or if the 2027 Annual Meeting is more than 30 days before or after June 16, 2027, then no later than the later of 60 days prior to the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company.

In addition to our Bylaws, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act, and the rules and regulations thereunder. Our Bylaw provisions do not affect any right of a stockholder to request inclusion of a proposal in, or our right to omit a proposal from, our Proxy Statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

ANNUAL REPORT ON FORM 10-K

Our 2025 Annual Report was filed with the SEC on March 2, 2026. A copy of the 2025 Annual Report filed with the SEC, exclusive of the exhibits thereto, may be obtained from us, without charge, by a request in writing. We will also furnish any exhibit to the Annual Report upon the payment of reasonable fees relating to our expenses in furnishing the exhibit. Such requests should be directed to our Company, at our address stated herein, and to the attention of the Secretary. Beneficial owners must include in their written requests a good faith representation that they were beneficial owners of our common stock on April 10, 2026.

By order of the Board of Directors
/s/ Francis P. Kavanaugh
Francis P. Kavanaugh
President, Chief Executive Officer, Secretary and Treasurer

May 15, 2026

Appendix A

MEDALIST DIVERSIFIED, INC.

ARTICLES OF AMENDMENT

Medalist Diversified, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation desires to, and does hereby, amend the charter (the “Amendment”) of the Corporation as currently in effect (the “Charter”) by inserting each of the following definitions in Article IV in applicable alphabetical order in the list of definitions contained therein as updated pursuant to Article Second of these Articles of Amendment.

“Acquire” or “Acquisition” and similar terms mean the direct or indirect acquisition of record, legal, beneficial or any other ownership of Shares by any means, including (a) the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares or (b) the entering into of any swap, hedge or other arrangement that results in the acquisition of any of the economic consequences of ownership of Shares if, as a result of such direct or indirect acquisition, the acquirer would be considered an owner of Shares under the direct, indirect or constructive ownership rules of Section 382 of the Code.

“Agent” shall have the meaning set forth in Section 6.1.2(b).

“Controlled Person” shall have the meaning set forth in Section 6.1.2(f).

“DTC” shall mean The Depository Trust Company, or any successor performing substantially the same function for the Corporation.

“Effective Date” means the date of acceptance for record by the State Department of Assessments and Taxation of Maryland of the Articles of Amendment to the charter of the Corporation first containing this provision.

“Entity” means an entity within the meaning of Treasury Regulation Section 1.382–3(a)(1) (or any successor provision).

“Exempt Person” means any Person designated by the Board as an Exempt Person, subject to the terms of such designation.

“Exempt Person Ownership Cap” means, with respect to any Exempt Person, the maximum number of shares that may be owned or acquired by such Exempt Person as determined from time to time by the Board, subject to the terms of such determination.

“Excess Shares” shall have the meaning set forth in Section 6.1.2(a).

“4.9-Percent Shareholder” means a Person that is identified as a “5-percent shareholder” of the Shares pursuant to Treasury Regulation Section 1.382–2T(g)(1) (or any successor provision) , as applied by replacing "5-percent" with "4.9-percent," where applicable, but excluding (a) any “direct public group” with respect to the Corporation, as that term is defined in Treasury Regulation Section 1.382–2T(j)(2)(ii) (or any successor provision) or (b) any Exempt Person.

“Percentage Stock Ownership” and similar terms means the direct and indirect percentage stock ownership of any Person for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation Section 1.382–2T(g), (h), (j) and (k) and Treasury Regulations Section 1.382-4 (or any successor provisions) including any ownership by application of constructive ownership rules.

“Person” means an individual, corporation, estate, trust, association, limited liability company, partnership, joint venture or similar organization, and also includes a group of Persons that is an “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1) (or any successor provision), and shall include any successor (by merger or otherwise) of such entity or group.

“Prohibited Distributions” shall have the meaning set forth in Section 6.1.2 (b).

“Prohibited Transfer” shall have the meaning set forth in Section 6.1.1(a).

“Purported Transferee” shall have the meaning set forth in Section 6.1.2(a).

“Request” shall have the meaning set forth in Section 6.1.1(b).

“Restriction Release Date” means such date, after the Effective Date, that (i) the repeal of Section 382 of the Code or any successor statute occurs if the Board determines that Section 6.1 of Article VI is no longer necessary for the preservation of Tax Benefits, (ii) is the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (iii)  as the Board determines that a limitation on the use of the Tax Benefits under Section 382 of the Code would no longer be a material benefit to the Company.

“Restricted Holder” means a Person that (a) is a 4.9-Percent Shareholder and Acquires or proposes to Acquire additional Shares, (b) is an Exempt Person and Acquires or proposes to Acquire additional Shares in excess of or in violation of the Exempt Person Ownership Cap of such Exempt Person, or (c) is proposing to Acquire Shares, and after such proposed Acquisition of Shares, would be a 4.9-Percent Shareholder.

“Security” or “Securities” shall have the meaning set forth in Section 6.1.2(d).

“Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382–2T(f)(18) (or any successor provision).

“Tax Benefits” means all net operating loss carryovers, capital loss carryovers, general business credit carryovers, carryovers of disallowed business interest described in Section 163(j)(2) of the Code, alternative minimum tax credit carryovers and foreign tax credit carryovers, if any, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Corporation or any of its subsidiaries.

“Transfer” means any direct or indirect Acquisition, sale, transfer, assignment, conveyance, pledge or other disposition or other action in any manner whatsoever, whether voluntary or involuntary, by operation of law or otherwise, by an Person that alters the Percentage Stock Ownership of any Person, or any attempt to do any of the foregoing. A Transfer shall also include the creation or grant of an option (including within the meaning of Treasury Regulation Section 1.382-2T(h)(4)(v) or Treasury Regulation Section 1.382-4(d) (or any successor provision)). A Transfer shall include a repurchase of Shares by the Corporation but shall not include an issuance or grant of Shares by the Corporation.

“Treasury Regulation” means a Treasury Regulation promulgated under the Code.

SECOND: The Corporation desires to, and does hereby, amend the Charter by deleting the following defined terms in Article IV.

“Aggregate Share Ownership Limit”

“Charitable Beneficiary”

“Common Share Ownership Limit”

“Excepted Hoder”

“Excepted Holder Limit”

“Ownership Limits”

“REIT Provisions of the Code”

“Restriction Termination Date”

THIRD: The Corporation desires to, and does hereby, amend the Charter by deleting Article VI in its entirety and inserting the following new Article VI.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1.1 Preservation of Tax Benefits.

(a)	In order to preserve the Tax Benefits, from and after the Effective Date and before the Restriction Release Date, no Transfer other than to the Corporation or other than as approved by the Board of Directors of the Corporation in accordance with Section 6.1.1(b) of the Charter shall be permitted, and any such purported Transfer shall be null and void ab initio, as to the amount of any such purported Transfer of Shares that causes, after giving effect to such purported Transfer (or any series of Transfers of which such Transfer is a part), (i) any Person who is not a 4.9-Percent Shareholder to become a 4.9-Percent Shareholder, (ii) the Percentage Stock Ownership interest in the Corporation of any 4.9-Percent Shareholder to increase, or (iii) the Percentage Stock Ownership of any Exempt Person to increase in excess of or in violation of the Exempt Person Ownership Cap of such Exempt Person (each, a “Prohibited Transfer”). The prior sentence is not intended to prevent the Shares from being DTC-eligible and shall not preclude the settlement of any transactions in the Shares entered into through the facilities of a national securities exchange or any national securities quotation system, provided, that if the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer.

(b)	The restrictions contained in this Section 6.1.1 are for the purposes of reducing the risk that any “ownership change” (as defined in Section 382 of the Code) of the Shares may limit the Corporation’s ability to utilize its Tax Benefits. In connection therewith, and to provide for effective policing of these provisions, a Restricted Holder who proposes to Acquire Shares shall, before the date of such proposed Acquisition, request in writing (a “Request”) that the Board of Directors of the Corporation (or a duly authorized committee thereof) review such proposed Acquisition and authorize or not authorize such proposed Acquisition in accordance with this Section 6.1.1(b)). A Request shall be made in accordance with this Section 6.1.1(b) and shall be delivered by e-mail to the Chief Financial Officer of the Corporation or by registered mail, return receipt requested, to the Chief Financial Officer of the Corporation at the principal executive offices of the Corporation. Such Request shall be deemed to have been received by the Corporation only when actually received by the Corporation. To be made in accordance with this Section 6.1.1(b), a Request shall include (i) the name, address and telephone number of the Restricted Holder, (ii) a description of the Restricted Holder’s existing direct and indirect ownership of Shares, together with such ownership of all affiliates and associates of the Restricted Holder, (iii) a description of the Shares that the Restricted Holder proposes to Acquire, (iv) the date on which such proposed Acquisition is expected to take place (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (v) the name, address and telephone number of the proposed transferor of the Shares that the Restricted Holder proposes to Acquire (or, if such Acquisition is proposed to be made in a transaction on a national securities exchange or any national securities quotation system, a statement to that effect), (vi) a reasonably detailed description of the Acquisition, and (vii) a request that the Board of Directors authorize, if appropriate, such Acquisition pursuant to this Section 6.1.1(b). The Board of Directors may authorize an Acquisition by a Restricted Holder, if it determines in its sole discretion, that, such Acquisition will not be likely to directly or indirectly limit the availability to the Corporation of the Tax Benefits or is otherwise in the best interests of the Corporation and, in such case, the restrictions set forth in Section 6.1.1(a) shall not apply to such Acquisition. If the Board of Directors authorizes an Acquisition by a Restricted Holder, it may, in its sole discretion, deem such Restricted Holder to be an Exempt Person (and to determine the deemed Exempt Person Initial Ownership) under this Article VI. The Board of Directors may determine not to authorize a proposed Acquisition by a Restricted Holder and such proposed Acquisition will remain a Prohibited Transfer. Any determination to authorize a proposed

Acquisition by a Restricted Holder granted hereunder may be granted in whole or in part, may be given prospectively or retroactively, and may be subject to any limitations or conditions (including restrictions on the ability of the Restricted Holder to subsequently transfer Shares acquired through such authorized Acquisition), in each case as and to the extent the Board shall determine in its sole discretion. In addition, the Board of Directors may, in its sole discretion, require representations from the Restricted Holder or an opinion of counsel to be rendered by counsel selected by the Board of Directors, that the Transfer will not result in the application of any limitations under Section 382 of the Code on the use of the Tax Benefits or other matters that the Board of Directors may determine. Any Restricted Holder who makes a Request to the Board of Directors shall reimburse the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect to any proposed Acquisition of Shares, including the Corporation’s costs and expenses incurred in determining whether to authorize the proposed Acquisition, which costs may include any expenses of counsel and/or tax advisors engaged by the Board of Directors to advise the Board of Directors or deliver an opinion thereto.

Section 6.1.2 Treatment of Excess Shares.

(a)No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Shares that are the subject of the Prohibited Transfer (the “Excess Shares”). The Purported Transferee shall not be entitled with respect to such Excess Shares to any rights of a stockholder of the Corporation, including the rights to vote such Excess Shares and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof. Once the Excess Shares have been acquired in a Transfer that is not a Prohibited Transfer, such Shares shall cease to be Excess Shares.

(b)If the Board of Directors determines that a Prohibited Transfer has been recorded by an agent or employee of the Corporation notwithstanding the prohibition in Section 6.1.1(a), such recording and the Prohibited Transfer shall be null and void ab initio and have no legal effect and, upon written demand by the Corporation, the Purported Transferee shall Transfer or cause to be Transferred any certificate or other evidence of ownership of the Excess Shares within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Shares (the “Prohibited Distributions”), to an agent designated by the Board of Directors (the “Agent”). In the event of an attempted Prohibited Transfer involving the purchase or Acquisition of Shares in violation of this Article VI by a Restricted Holder, the Agent shall thereupon sell to a buyer or buyers, which may include the Corporation or the purported transferor, the Excess Shares transferred to it in one or more arm’s-length transactions (including over a national securities exchange or national securities quotation system on which the Shares may be traded); provided, however, that the Agent, in its sole discretion, shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if the Agent determines such sale or sales could disrupt the market for the Shares, could adversely affect the value of the Shares or may be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Shares before receiving the Corporation’s demand to surrender the Excess Shares to the Agent, the Purported Transferee shall be deemed to have sold the Excess Shares for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, unless the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6.1.2(c) if the Agent, rather than the Purported Transferee, had resold the Excess Shares.

(c)The Agent shall apply any proceeds of a sale by it of Excess Shares and, if the Purported Transferee had previously resold the Excess Shares, any amounts received by it from a Purported Transferee, as follows: (i) first, to reimburse itself to the extent necessary to cover its costs and expenses incurred in accordance with its duties hereunder; (ii) second, to reimburse the Purported Transferee for the amounts paid by the Purported Transferee for the Excess Shares (or in the case of any Prohibited Transfer by gift, devise or inheritance or any other Prohibited Transfer without consideration, the fair market value, calculated on the basis of the closing market price for the Shares on the day before the Prohibited Transfer), and (iii) third, the remainder, if any, to the original transferor, or, if the original transferor cannot be readily identified, to an entity designated by the Corporation’s Board of Directors that is described in Section 501(c) of the Code, contributions to which must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. The recourse of any Purported Transferee with respect to any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (ii) of this Section 6.1.2(c). Except as may be required by law, in no event shall the proceeds of any sale of Excess Shares pursuant to this Section 6.1 inure to the benefit of the Corporation or the Agent, except to the extent used to cover expenses incurred by the Agent in performing its duties hereunder.

(d)In the event of any Transfer to the Corporation, or any Transfer that does not involve a transfer of securities of the Corporation within the meaning of Maryland law (“Securities,” and individually, a “Security”), that would in either case cause (i) any Person to become a 4.9-Percent Shareholder or (ii) the Percentage Stock Ownership interest of any 4.9-Percent Shareholder to increase, or (iii) the Percentage Stock Ownership of any Exempt Person to increase in excess of or in violation of the Exempt Person Ownership Cap of such Exempt Person, the application of Section 6.1.2(b) and Section 6.1.2(c) shall be modified as described in this Section 6.1.2(d). In such case, no such 4.9-Percent Shareholder shall be required to dispose of any interest that is not a Security, but such 4.9-Percent Shareholder and/or any Person whose ownership of Securities is attributed to such 4.9-Percent Shareholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.9-Percent Shareholder, after such disposition, not to be in violation of Section 6.1.1. Such disposition shall be deemed to occur simultaneously with the purported Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Shares and shall be disposed of through the Agent as provided in Section 6.1.2(b) and Section 6.1.2(c), except that the maximum aggregate amount payable either to such 4.9-Percent Shareholder, or to such other Person that was the direct holder of such Excess Shares, in connection with such sale shall be the fair market value of such Excess Shares at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Shares shall be paid out of any amounts due such 4.9-Percent Shareholder or such other Person. The purpose of this Section 6.1.2(d) is to extend the restrictions in Section 6.1.1(a) and Section 6.1.2(a) to situations in which there is a 4.9-Percent Shareholder without a direct Transfer of Securities, and this Section 6.1.2(d), along with the other provisions of Section 6.1.1, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Shares. Nothing in Section 6.1.1 shall (i) be deemed inconsistent with any purported Transfer of the Excess Shares provided in Section 6.1.1 being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section 6.1.1 to constitute a waiver or loss of any right of the Corporation under this Section 6.1. The Board may authorize such additional actions as it deems advisable to give effect to the provisions of this Section 6.1.

(e)If the Purported Transferee fails to surrender the Excess Shares or the proceeds of a sale thereof to the Agent within thirty (30) days from the date on which the Corporation makes a demand pursuant to Section 6.1.2(b) or any written demand with respect to a deemed disposition pursuant to Section 6.1.2(d), then the Corporation may take any actions it deems necessary to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.

(f)If any Person shall knowingly violate, or knowingly cause any other Person under control of such Person (a “Controlled Person”) to violate this Section 6.1 (including failure to surrender the Excess Shares or the proceeds of a sale thereof as demanded by the Corporation pursuant to Section 6.1.2(e)), then that Person and any Controlled Person shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all losses and damages suffered as a result of such violation, including any attorneys’ and auditors’ fees incurred in connection with such violation.

Section 6.1.3Legends; Compliance.

(a)All certificates reflecting Shares on or after the Effective Date shall, until the Restriction Release Date, bear a conspicuous legend in substantially the following form:

THE TRANSFER OF SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO ARTICLE VI OF THE CHARTER OF MEDALIST DIVERSIFIED, INC., AS AMENDED, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER THE EXCESS SHARES (AS DEFINED IN THE CHARTER) TO THE CORPORATION’S AGENT.

(b)The Corporation shall have the power to make appropriate notations upon its stock transfer records and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Section 6.1 for any uncertificated Shares or Shares held in an indirect holding system. As a condition to the registration of the Transfer of any Shares, any Person who is a beneficial, legal or record holder of Shares, and any proposed transferee of such Shares and any Person controlling, controlled by or under common control with the proposed transferee of such Shares, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Section 6.1 or the status of the Tax Benefits of the Corporation.

(c)Nothing contained in this Section 6.1 shall limit the authority of the Board of Directors of the Corporation to take such other action to the extent permitted by law as it deems necessary or advisable to preserve the Corporation’s Tax Benefits. The Board of Directors of the Corporation shall have the power to determine all matters necessary for determining compliance with this Article VI, including determining (i) the identification of 4.9-Percent Shareholders, Exempt Persons and Restricted Holders, (ii) whether a Transfer or proposed Transfer is a Prohibited Transfer and whether to grant an exception thereto under Section 6.1.1(b), (iii) the Percentage Stock Ownership in the Corporation of any 4.9-Percent Shareholders, Exempt Persons and Restricted Holders, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee, (vi) whether compliance with any restriction or limitation on stock ownership and Transfers are no longer required for preservation of Tax Benefits, (vii) the interpretation of the provisions of this Section 6.1 and the applicability to stockholders of the Corporation of the restrictions on Transfer set forth herein, including the establishment of presumptions and procedures related thereto, and the correction or clarification of any errors or ambiguities therein, and (viii) any other matters which the Board of Directors deems relevant. Without limiting the generality of the foregoing, for the purposes of determining the existence and identity of, and the amount of Shares owned by, any Person, the Corporation and the Board of Directors are entitled to rely on (a) the existence and absence of filings of Schedule 13D, Schedule 13F, or Schedule 13G under the Exchange Act (or any similar schedules) as of any date, and (b) its actual knowledge of the ownership of the Shares. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event that Article VI requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the express provisions of this Section 6.1. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Corporation, the Agent, and all other parties to a Transfer. The Board of Directors may delegate all or any portion of its duties and powers under this Section 6.1 to a committee of the Board of Directors as it deems advisable or necessary.

(d)Nothing contained in this Section 6.1 shall be construed to give any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Section 6.1. This Section 6.1 shall be for the sole and exclusive benefit of the Corporation and the Agent.

(e)With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent provided under this Section 6.1, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification, or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

(f)If any provision of this Section 6.1 or the application of any such provision to any Person or under any circumstances shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Section 6.1 of the Charter.

(g) The Board shall at least annually consider whether to make the determination provided by clause (iii) of the definition of Restriction Release Date in light of all relevant factors, including the amount and anticipated utilization of the Corporation’s Tax Benefits and the Corporation’s market capitalization.

FOURTH: The amendments to the Charter as set forth above have been duly advised by at least a majority of the entire Board of Directors as required by law and were as duly approved by the stockholders of the Corporation in the manner and by the vote required by the Maryland General Corporation Law and the Charter.

FIFTH: There has been no increase in the authorized shares of stock of the Corporation effected by the amendments to the Charter as set forth above.

SIXTH: These Articles of Amendment shall become effective at 5:01 p.m., Eastern Time, on June 17, 2026 (the “Effective Time”).

SEVENTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Chief Financial Officer on this 17th day of June 2026.

ATTEST:		MEDALIST DIVERSIFIED, INC.

By:		By:
Name:	C. Brent Winn, Jr.	Name:	Francis P. Kavanaugh
Title:	Chief Financial Officer	Title:	President and Chief Executive Officer

Medalist Diversified, Inc. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2026 The undersigned stockholder of Medalist Diversified, Inc., hereby appoints Francis P. Kavanaugh and Brent Winn and each of them as proxy and attorney-in-fact, with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders to be held on June 16, 2026 at 9:00 AM Pacific Time at 19200 Von Karman Ave., Suite 500, Irvine, CA 92612, and at any adjournments or postponements thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated below and otherwise in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, and of the accompanying Proxy Statement. The undersigned hereby revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE P R O X Y S H A L L B E V O T E D “ F O R” T H E E L E C T I O N O F T H E B O A R D O F D I R E C T O R S ’ N O M I N E E S , “ F O R” T H E A D V I S O R Y R E S O L U T I O N A P P R O V I N G T H E C O M P E N S A T I O N O F O U R N A M E D E X E C U T I V E O F F I C E R S , “ F O R” T H E R A T I F I C A T I O N O F T H E A P P O I N T M E N T O F C H E R R Y B E K A E R T L L P , AND “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET. Please mark votes as in this example x 1. Elect two Class III directors to hold office for a three-year term expiring in 2029 Nominees. FOR WITHHOLD 01. Francis Kavanaugh □ □ 02. Neil P. Farmer □ □ 2. To approve, in an advisory and non-binding vote, the compensation of our named executive officers as disclosed in the Proxy Statement. FOR □ AGAINST □ ABSTAIN □ 3. Ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. FOR □ AGAINST □ ABSTAIN □ 4. To approve an amendment of the Company’s Charter relating to the Company’s tax benefit preservation strategy. FOR □ AGAINST □ ABSTAIN □ Dated: ____________________ Signature: __________________________________ Signature: __________________________________ Title(s): ___________________________________ NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. □ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future. EMAIL ADDRESS: ___________________________________________________________________________ VOTING INSTRUCTIONS ON REVERSE

Voting Instructions You may vote your proxy in the following ways:  Via Internet:  Login to https://annualgeneralmeetings.com/mdrr2026  Enter your control number (12 digit number located below)  Via Mail: Pacific Stock Transfer Company Proxy Department 6725 Via Austi Parkway, Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Pacific Time, on June 15, 2026. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.